UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

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Griffin Institutional Access Credit Fund

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Griffin Institutional Access Credit Fund

Griffin Capital Plaza

1520 E. Grand Avenue

El Segundo, California 90245

Tel (310) 469-6100

[PROXY DATE]

Dear Shareholder:

Enclosed are a Notice and a Proxy Statement concerning a Special Meeting of Shareholders (the “Special Meeting”) of Griffin Institutional Access Credit Fund (the “Fund”). At the Special Meeting, shareholders of the Fund will be asked to approve: (i) a new Management Agreement (the “New Management Agreement”) between the Fund and the Fund’s investment adviser, Griffin Capital Credit Advisor, LLC (the “Adviser”) and (ii) a new Investment Sub-Advisory Agreement (the “New Sub-Advisory Agreement”, together with the New Management Agreement, the “New Agreements”) between the Adviser and Apollo Credit Management, LLC (“Apollo”).

On December 2, 2021, Griffin Capital, LLC (“Griffin Capital”), the indirect parent of the Adviser, and Apollo Global Management, Inc. (“AGMI”) announced that they agreed that AGMI will acquire the US wealth distribution and asset management businesses of Griffin Capital in an all-stock transaction and had entered into a definitive agreement with respect to the Transaction (the “Transaction Agreement”). AGMI and Griffin Capital intend to close the acquisition of the asset management businesses of Griffin Capital (the “Transaction”) in the first half of 2022 (such closing time, the “Effective Date”). The Transaction will result in a change in control of the Adviser, which may be deemed an “assignment” under the Investment Company Act of 1940, as amended (the “1940 Act”), that results in an automatic termination of the Fund’s previous Management Agreement with the Adviser (the “Prior Management Agreement”) on the Effective Date. The prior investment sub-advisory agreement for the Fund between the Adviser and BCSF Advisors, LP (“BCSF”) (the “Prior Sub-Advisory Agreement”) also will terminate on the Effective Date as a result of the termination of the Prior Management Agreement. To that end, the Adviser and BCSF agreed, subject to the approval of the Board of Trustees of the Fund (the “Board”), that it was in the best interests of the Fund and its shareholders for BCSF to resign as the investment sub-adviser to the Fund effective as of the close of business on March 31, 2022. The Fund anticipates transitioning such investment sub-adviser responsibilities to Apollo on April 1, 2022 pursuant to the terms of an interim sub-advisory agreement between the Adviser and Apollo (the “First Interim Sub-Advisory Agreement”) that unanimously was approved by the Board, including the trustees who are not “interested persons” (as defined under the 1940 Act) of the Trust, the Adviser, or the Trust’s distributor, at a meeting held on December 28, 2021. The First Interim Sub-Advisory Agreement will terminate upon the sooner to occur of 150 days from April 1, 2022 or the Effective Date.

Over the course of several meetings commencing on December 14, 2021, the Board received and reviewed information from the Adviser, Griffin Capital, Apollo, and AGMI regarding the Transaction. At a special meeting of the Board held on January 13, 2022, the Board reviewed and considered information provided by the Adviser, Griffin Capital, Apollo, and AGMI that it had requested regarding the proposed New Management Agreement with the Adviser as the investment adviser to the Fund. At the January 13, 2022 meeting, the Board, after meeting in executive session with counsel and further discussion with representatives of the Adviser and Griffin Capital, approved the New Management Agreement, subject to shareholder approval, in order for the Adviser to continue to provide services to the Fund without disruption. Also on January 13, 2022, the Board considered and approved the New Sub-Advisory Agreement, subject to shareholder approval. Under the 1940 Act, a new advisory agreement or sub-advisory agreement generally requires approval by a majority of such investment company’s outstanding voting securities, as defined in the 1940 Act, before it can go into effect. Therefore, the Board has called the Special Meeting to seek shareholder approval of the New Agreements in order to ensure that the Adviser and Apollo can provide service as the adviser and sub-adviser, respectively, to the Fund after the Effective Date.

There will be no increase in the advisory fee payable by the Fund to the Adviser and no increases in the sub-advisory fees payable by the Adviser to the sub-adviser (Apollo will receive the same sub-advisory fee payable to BCSF under the Prior Sub-Advisory Agreement) as consequences of the Transaction, and the advisory fee and sub-advisory fees payable to the Adviser and Apollo under the New Agreements will be the same as that payable to the Adviser and BCSF under the Prior Agreements. There are no material differences between the New Agreements and the Prior Agreements, and the Fund’s management policies will not change in connection with the implementation of the New Agreements. It is expected that, upon shareholder approval of the New Agreements and the satisfaction of certain conditions set forth in the Transaction Agreement, the Fund will continue to achieve its investment objective by investing primarily in a variety of debt obligations; however, the allocations among debt asset classes and the methodology used to select the securities in which the Fund invests is expected to change. A summary of those expected changes is provided in Proposal 2. More information regarding any such changes will be provided to shareholders in an updated prospectus when it becomes available.

After careful review, the Board has unanimously approved the New Agreements, subject to shareholder approval, and recommends that you read the enclosed materials carefully and then vote to approve the New Agreements.

Your vote is extremely important, no matter how large or small your Fund holdings.

 To vote, you may use any of the following methods:

•	By Mail. Please complete, date and sign the enclosed proxy card and mail it in the enclosed postage-paid envelope.

•	By Internet. Have your proxy card available. Go to [WEBSITE]. Follow the instructions on the website.

•	By Telephone. Have your proxy card available. Call [TELEPHONE]. Follow the recorded instructions. If you would like to speak to a live representative and cast your vote, please call [TELEPHONE].

•	By Attending the Virtual Meeting. Any shareholder who attends the Special Meeting virtually may vote by ballot at the Special Meeting.

We encourage you to vote through the internet or by telephone using the number that appears on your proxy card. If you later decide to attend the Special Meeting, you may revoke your proxy and vote your shares virtually at the Special Meeting. Whichever voting method you choose, please take the time to read the full text of the Proxy Statement before you vote. If you have any questions before you vote, please call Broadridge, toll free at [TELEPHONE].

Thank you for your response and for your continued investment with the Fund.

Sincerely,

/s/ Dr. Randy Anderson

Dr. Randy Anderson
Chairman and Secretary
Griffin Institutional Access Credit Fund

Griffin Institutional Access Credit Fund

Griffin Capital Plaza

1520 E. Grand Avenue

El Segundo, California 90245

Tel (310) 469-6100

NOTICE OF SPECIAL MEETING

[PROXY DATE]

Griffin Institutional Access Credit Fund (the “Fund”) will hold a Special Meeting of Shareholders of the Fund on [MEETING DATE] at 10:00 a.m. Pacific Time (the “Special Meeting”). The Special Meeting will be held virtually by means of a live webcast for the following purposes:

1.	To approve a new Management Agreement between the Fund and Griffin Capital Credit Advisor, LLC; and

2.	To approve an Investment Sub-Advisory Agreement for the Fund between Griffin Capital Credit Advisor, LLC and Apollo Credit Management, LLC; and

3.	To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

Shareholders will be able to attend the Special Meeting online, submit questions during the Special Meeting, and vote their shares electronically. To participate in the Special Meeting, shareholders must register in advance by visiting [WEBSITE] and submitting the required information to Broadridge Financial Solutions, Inc. (“Broadridge”), the Fund’s proxy tabulator.

Shareholders whose shares are registered directly with the Fund in the shareholder’s name will be asked to submit their name and control number found on the shareholder’s proxy card in order to register to participate in and vote at the Special Meeting. Shareholders whose shares are held by a broker, bank or other nominee must first obtain a “legal proxy” from the applicable nominee/record holder, who will then provide the shareholder with a newly-issued control number. We note that obtaining a legal proxy may take several days. Requests for registration should be received no later than [TIME] Pacific time, on [DATE], but in any event must be received by the scheduled time for commencement of the Special Meeting. Once shareholders have obtained a new control number, they must visit [WEBSITE] and submit their name and newly issued control number in order to register to participate in and vote at the Special Meeting.

After shareholders have submitted their registration information, they will receive an email from Broadridge that confirms that their registration request has been received and is under review by Broadridge. Once a shareholder’s registration request has been accepted, the shareholder will receive (i) an email containing an event link and dial-in information to attend the Special Meeting, and (ii) an email with a password to enter at the event link in order to access the Special Meeting. Shareholders may vote before or during the Special Meeting at [WEBSITE]. Only shareholders of a Fund present virtually or by proxy will be able to vote, or otherwise exercise the powers of a shareholder, at the Special Meeting.

The Special Meeting webcast will begin promptly at 10:00 a.m. (Pacific time). We encourage shareholders to access the Special Meeting prior to the start time. For additional information on how you can attend and participate in the virtual Meeting, please see the instructions below. Because the Special Meeting will be a completely virtual meeting, there will be no physical location for shareholders to attend.

Shareholders of record at the close of business on [RECORD DATE] are entitled to notice of and to vote at the Special Meeting or any adjournments or postponements thereof. Returning your proxy does not deprive you of your right to attend the Special Meeting and to vote your shares virtually.

In a separate meeting to be held immediately after this meeting, shareholders will be asked to approve the election of Earl Hunt, Meredith Coffey, Christine Gallagher, Michael Porter, and Carl J. Rickertsen to the Board of Trustees by separate proxy.

By Order of the Board of Trustees,

/s/ Dr. Randy Anderson

Dr. Randy Anderson
Chairman and Secretary

El Segundo, California

[PROXY DATE]

Important Note: Voting your proxy is important. To vote your shares at the Special Meeting (other than virtually at the Special Meeting), a shareholder must return a proxy. The return envelope enclosed with the proxy requires no postage if mailed in the United States. By promptly returning the enclosed proxy, you can help us avoid the necessity and expense of sending follow-up letters to ensure a quorum. If you are unable to attend the Special Meeting, please mark, sign, date, and return the enclosed proxy so that the necessary quorum may be present at the Special Meeting. Proxies may also be submitted by internet and telephone. See “Voting Procedures” in the Proxy Statement for additional information.

Griffin Institutional Access Credit Fund

Griffin Capital Plaza

1520 E. Grand Avenue

El Segundo, California 90245

Tel (310) 469-6100

PROXY STATEMENT

Special Meeting of Shareholders to be held on [MEETING DATE]

This Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Trustees (the “Board” or the “Trustees”) of Griffin Institutional Access Credit Fund, a Delaware statutory trust (the “Fund” or the “Trust”), to be used at the Special Meeting of Shareholders (the “Special Meeting”) of the Fund to be held on [MEETING DATE] at 10:00 a.m. Pacific Time, for the purposes set forth in the accompanying notice. The Special Meeting will be held virtually by means of a live webcast.

The Special Meeting will be a virtual meeting conducted exclusively via live webcast starting at 10:00 a.m. (Pacific time). Shareholders will be able to attend the Special Meeting online, submit questions during the Special Meeting, and vote their shares electronically. To participate in the Special Meeting, shareholders must register in advance by visiting [WEBSITE] and submitting the required information to Broadridge Financial Solutions, Inc. (“Broadridge”), the Fund’s proxy tabulator.

Shareholders whose shares are registered directly with the Fund in the shareholder’s name will be asked to submit their name and control number found on the shareholder’s proxy card in order to register to participate in and vote at the Special Meeting. Shareholders whose shares are held by a broker, bank or other nominee must first obtain a “legal proxy” from the applicable nominee/record holder, who will then provide the shareholder with a newly-issued control number. We note that obtaining a legal proxy may take several days. Requests for registration should be received no later than 2:00 p.m. Pacific time, on [DAY BEFORE MEETING DATE], but in any event must be received by the scheduled time for commencement of the Special Meeting. Once shareholders have obtained a new control number, they must visit [WEBSITE] and submit their name and newly issued control number in order to register to participate in and vote at the Special Meeting.

After shareholders have submitted their registration information, they will receive an email from Broadridge that confirms that their registration request has been received and is under review by Broadridge. Once a shareholder’s registration request has been accepted, the shareholder will receive (i) an email containing an event link and dial-in information to attend the Special Meeting, and (ii) an email with a password to enter at the event link in order to access the Special Meeting. Shareholders may vote before or during the Special Meeting at [WEBSITE]. Only shareholders of a Fund present virtually or by proxy will be able to vote, or otherwise exercise the powers of a shareholder, at the Special Meeting.

In light of the rapidly changing developments related to coronavirus (COVID-19), we are pleased to offer our Shareholders a completely virtual Special Meeting, which provides worldwide access and communication, while protecting the health and safety of our shareholders, Trustees, and management. We are committed to ensuring that shareholders will be afforded the same rights and opportunities to participate as they would at an in-person meeting. We will try to answer as many shareholder-submitted questions as time permits that comply with the Special Meeting rules of conduct. However, we reserve the right to edit profanity or other inappropriate language, or to exclude questions that are not pertinent to meeting matters or that are otherwise inappropriate. If substantially similar questions are received, we will group such questions together and provide a single response to avoid repetition.

Shareholders of record of the Fund at the close of business on [RECORD DATE] (the “Record Date”) are entitled to receive notice of and to vote at the Special Meeting. Shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Shareholders of the Fund will vote as a single class on each Proposal.

Proxies in the accompanying form that are signed, returned, and not revoked will be voted at the Special Meeting and at any adjournments or postponements thereof. Where you make a specification by means of a signed proxy, your proxy will be voted in accordance with your specification. If you make no specification on a signed proxy, your proxy will be voted in favor of approving each of the following: (i) the new Management Agreement between the Fund and Griffin Capital Credit Advisor, LLC (the “New Management Agreement”) and (ii) the new Investment Sub-Advisory Agreement for the Fund between Griffin Capital Credit Advisor, LLC and Apollo Credit Management, LLC (the “New Sub-Advisory Agreement”, together with the New Management Agreement, the “New Agreements”). Unsigned proxies will not be counted as present at the Special Meeting. If the enclosed proxy card is executed and returned, or if you have voted by telephone or through the internet, your vote nevertheless may be revoked after it is received by giving another proxy by mail, by calling the toll-free telephone number, or through the Internet. To be effective, such revocation must be received before the Special Meeting. In addition, any shareholder who attends the Special Meeting may vote at the Special Meeting virtually, thereby canceling any proxy previously given.

The approximate mailing date of this Proxy Statement and the accompanying proxy card is [PROXY DATE]. Proxies may be submitted by mail, telephone or internet. Please follow the instructions on the enclosed proxy card.

Important Notice Regarding the Availability of Proxy Materials For
The Shareholder Meeting to Be Held on [MEETING DATE]:
This Proxy Statement is available at [WEBSITE].

GENERAL OVERVIEW

This Proxy Statement presents two Proposals for the Fund, each of which are described in further detail below. The Board recommends that you vote in favor of each Proposal.

Background Information

On December 2, 2021, Griffin Capital, LLC (“Griffin Capital”), the indirect parent of Griffin Capital Credit Advisor, LLC (the “Adviser”), and Apollo Global Management, Inc. (“AGMI”) announced that they agreed that AGMI will acquire the US wealth distribution and asset management businesses of Griffin Capital in an all-stock transaction and had entered into a definitive agreement with respect to the Transaction (the “Transaction Agreement”). AGMI and Griffin Capital intend to close the acquisition of the asset management businesses of Griffin Capital (the “Transaction”) in the first half of 2022 (such closing time, the “Effective Date”).

The Transaction will result in a change in control of the Adviser, which may be deemed an “assignment” under the Investment Company Act of 1940, as amended (the “1940 Act”), that results in an automatic termination of the Fund’s previous Management Agreement with the Adviser (the “Prior Management Agreement”) on the Effective Date. The prior investment sub-advisory agreement for the Fund between the Adviser and BCSF Advisors, LP (“BCSF”) (the “Prior Sub-Advisory Agreement”, together with the Prior Management Agreement, the “Prior Agreements”) also will terminate on the Effective Date as a result of the termination of the Prior Management Agreement. To that end, the Adviser and BCSF agreed, subject to the approval of the Board, that it was in the best interests of the Fund and its shareholders for BCSF to resign as the investment sub-adviser to the Fund effective as of the close of business on March 31, 2022. The Fund anticipates transitioning such investment sub-adviser responsibilities to Apollo Credit Management, LLC (the “Sub-Adviser” or “Apollo”) on April 1, 2022 pursuant to the terms of an interim sub-advisory agreement between the Adviser and Apollo (the “First Interim Sub-Advisory Agreement”) that unanimously was approved by the Board, including the trustees who are not “interested persons” (as defined under the 1940 Act) of the Trust, the Adviser, or the Trust’s distributor (the “Independent Trustees”), at a meeting held on December 28, 2021. The First Interim Sub-Advisory Agreement will terminate upon the sooner to occur of 150 days from April 1, 2022 or the Effective Date.

The Fund is not a party to the Transaction Agreement. However, the closing of the Transaction (the “Closing”) is subject to certain conditions, including shareholder approval of each Proposal, as described in this proxy statement. Therefore, if shareholders do not approve the New Agreements, or, if the other conditions in the Transaction Agreement are not satisfied or waived, then the Transaction will not close, and the Prior Agreements will not terminate. If the Transaction does not close, the Adviser will continue to manage the Fund under the Prior Agreement, and the Trustees will consider alternatives for the provision of sub-advisory services to the Fund. If the Proposals are approved, the New Agreements will be effective on or about the Effective Date.

Summary of Proposals

At the Special Meeting, shareholders of the Fund will be asked:

1.	To approve the New Management Agreement; and

2.	To approve the New Sub-Advisory Agreement; and

3.	To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

PROPOSAL 1: APPROVAL OF NEW MANAGEMENT AGREEMENT BETWEEN THE FUND AND GRIFFIN CAPITAL CREDIT ADVISOR, LLC

Introduction

The Board is proposing the approval of the New Management Agreement between the Fund and Griffin Capital Credit Advisor, LLC.

Over the course of several meetings commencing on December 14, 2021, the Board, including the Independent Trustees, received and reviewed information from the Adviser, Griffin Capital, Apollo, and AGMI regarding the Transaction. At a special meeting of the Board held on January 13, 2022, the Board reviewed and considered information provided by the Adviser, Griffin Capital, Apollo, and AGMI that it had requested regarding the proposed New Management Agreement with the Adviser as the investment adviser to the Fund. At the January 13, 2022 meeting, the Board, after meeting in executive session with counsel and further discussion with representatives of the Adviser and Griffin Capital, approved the New Management Agreement, subject to shareholder approval, in order for the Adviser to continue to provide services to the Fund without disruption. See “Evaluation by the Fund’s Board” below for a discussion of this approval.

Under the 1940 Act, a new advisory agreement generally requires approval by a majority of such investment company’s outstanding voting securities, as defined in the 1940 Act, before it can go into effect. Therefore, the Board has called the Special Meeting to seek shareholder approval of the New Management Agreement in order to ensure that the Adviser can continue to provide uninterrupted service as the adviser to the Fund after the Effective Date.

There will be no increase in the advisory fee payable by the Fund to the Adviser as a consequence of the Transaction, and the advisory fee payable to the Adviser under the New Management Agreement will be the same as that payable to the Adviser under the Prior Management Agreement. There are no material differences between the New Management Agreement and the Prior Management Agreement. It is expected that, upon shareholder approval of the New Management Agreement and the satisfaction of certain conditions set forth in the Transaction Agreement, the Fund will continue to achieve its investment objective by investing primarily in a variety of debt obligations; however, the allocations among debt asset classes and the methodology used to select the securities in which the Fund invests is expected to change. A summary of those expected changes is provided in Proposal 2. More information regarding any such changes will be provided to shareholders in an updated prospectus when it becomes available.

If sufficient shareholder votes to approve the New Management Agreement are not received in advance of the Effective Date, the Adviser is expected to manage the Fund under an Interim Investment Management Agreement (the “Interim Management Agreement”) for the Fund between the Adviser and the Fund until the earlier of 150 days from the effective date of the Interim Management Agreement or the date on which the New Management Agreement is approved by the shareholders of the Fund. See “The Interim Management Agreement” below.

Information about the Adviser

The Adviser, headquartered at Griffin Capital Plaza, 1520 E. Grand Avenue, El Segundo, California 90245, is an investment advisory firm registered with the U.S. Securities and Exchange Commission (the “SEC”). The Adviser is a Delaware limited liability company formed in 2016 for the purpose of advising the Fund. Until the Closing, the Adviser is indirectly controlled by Griffin Capital Company, LLC, a Delaware limited liability company, which is controlled by Kevin Shields because he controls more than 25% of the voting interests of Griffin Capital Company, LLC. Upon the Closing, the Adviser will be indirectly wholly owned by AGMI. Under the general supervision of the Fund’s Board, the Adviser carries out the investment and reinvestment of the net assets of the Fund, will furnish continuously an investment program with respect to the Fund, and determines which securities should be purchased, sold or exchanged, subject to the delegation of certain advisory functions to the Sub-Adviser. In addition, the Adviser supervises and provides oversight of the Fund’s service providers.

AGMI is a longstanding and leading global alternative asset manager with approximately $472 billion of assets under management as of June 30, 2021. AGMI operates its three primary business segments, private equity, credit, and real assets, in a fully integrated manner, which AGMI believes is distinct from other comparable alternative investment managers. By collaborating across disciplines, with each business unit contributing to, and drawing from, AGMI’s shared information and experience, AGMI believes the Fund is well-positioned to invest across the asset classes in which the Fund invests pursuant to its investment strategy. The Adviser draws upon AGMI’s more than 30-year history and benefits from the broader firm’s significant capital markets, trading, and research expertise developed through investments in many core sectors in over 200 companies since AGMI’s inception.

Certain members of the Adviser’s Investment Committee may be replaced as a result of the Transaction, as a well as certain officers of the Fund. However, the Adviser does not anticipate that these changes will have any significant impact on the Adviser’s services to the Fund

The Adviser does not currently serve as investment adviser or sub-adviser to any registered investment companies that have a similar investment objective or similar investment management policies as the Fund.

The names, titles, and principal occupations of the officers of the Adviser are set forth below. The business address for each person listed below is Griffin Capital Plaza, 1520 E. Grand Avenue, El Segundo, California 90245.

Name	Title	Principal Occupation

No Independent Trustee has, or has had, any material interest in a material transaction or proposed transaction with the Adviser or AGMI since the beginning of the Fund’s most recently completed fiscal year.

The New Management Agreement

The following discussion is a description of the material terms of the New Management Agreement. The form of the New Management Agreement is attached as Attachment A to this Proxy Statement.

On January 13, 2022, the Board, including the Independent Trustees, considered and approved the New Management Agreement with the Adviser as the investment adviser to the Fund. When evaluating the reasonableness of the New Management Agreement, the Board considered multiple factors related to the reasonableness of the New Management Agreement, as further described below, including the nature of the services provided by the Adviser, as well as the costs of such services and the profits to be realized by the Adviser in providing such services. If the New Management Agreement is approved by shareholders, it is expected to take effect on the Effective Date. Under the New Management Agreement, the Adviser will continue to pursue the investment strategies of the Fund by employing the methodologies described in the Fund’s Prospectus, as amended from time to time. It is expected that, upon shareholder approval of the New Management Agreement and the satisfaction of certain conditions set forth in the Transaction Agreement, the Fund will continue to achieve its investment objective by investing primarily in a variety of debt obligations; however, the allocations among debt asset classes and the methodology used to select the securities in which the Fund invests is expected to change. A summary of those expected changes is provided in Proposal 2. More information regarding any such changes will be provided to shareholders in an updated prospectus when it becomes available. The services to be provided by the Adviser under the New Management Agreement are the same as the services provided by the Adviser under the Prior Management Agreement.

The New Management Agreement, if approved by shareholders as proposed, will provide that it is effective for an initial two-year period and will be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board, including a majority of the Independent Trustees. The New Management Agreement may be terminated at any time on at least 60 days’ prior written notice to the Adviser, without the payment of any penalty, (i) by vote of the Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Adviser may terminate the New Management Agreement at any time, without the payment of any penalty, on at least 60 days' prior written notice to the Fund. In addition, the New Management Agreement provides that it will terminate automatically in the event of its “assignment,” as defined in the 1940 Act.

Pursuant to the New Management Agreement and as under the Prior Management Agreement, the Adviser will receive a monthly management fee computed at the annual rate of 1.85% of the Fund’s daily net assets. During the fiscal year ended December 31, 2021, the Adviser received $[ ] in advisory fees from the Fund.

Like the Prior Management Agreement, the New Management Agreement, if approved by shareholders as proposed, will continue to provide that the Adviser is not liable for any error of judgment or for any loss suffered by the Fund in connection with the performance of the New Management Agreement, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on the Adviser’s part in the performance of, or from reckless disregard by the Adviser of its obligations and duties under, the New Management Agreement.

The form of the New Management Agreement is attached to this Proxy Statement as Attachment A. Please take the time to read the New Management Agreement. The description of the New Management Agreement in this Proxy Statement is only a summary. If the New Management Agreement with the Adviser is not approved by shareholders, the Board will consider other options, including a new or modified request for shareholder approval of a new investment management agreement.

Evaluation by the Fund’s Board

At a meeting of the Board on January 13, 2022, the Board, including the Independent Trustees, discussed and approved the New Management Agreement between the Fund and the Adviser. The Board, including the Independent Trustees, also discussed and approved the Interim Management Agreement (defined below) for the Fund in order for the Adviser to continue to provide services to the Fund without disruption. The Board, including the Independent Trustees, concluded that approval of the New Management Agreement is in the best interests of the Fund and its shareholders.

In connection with the January 13, 2022 Board meeting and in accordance with Section 15(c) of the 1940 Act, the Board requested, and the Adviser, Griffin Capital, and AGMI provided materials relating to the Transaction, the Adviser, Griffin Capital, Apollo, and AGMI in connection with the Board’s consideration of whether to approve the New Management Agreement. This included a description of the Transaction and its anticipated effects on the Adviser and Griffin Capital, as well as information regarding AGMI. The Board noted that the services provided under the New Management Agreement will be identical to those provided under the Prior Management Agreement. In addition, the advisory fee under the New Management Agreement will remain the same as the advisory fee under the Prior Management Agreement. The Adviser confirmed that it anticipated that, under the New Management Agreement, there would be no diminution in services provided by the Adviser to the Fund or changes in the fee payable by the Fund to the Adviser as a result of the Transaction. It was noted that the Board and the Adviser intended to use reasonable efforts to operate the Fund in compliance with the conditions of the safe harbor in Section 15(f) of the 1940 Act so that 75% or more of the Board was not comprised of “interested persons” (as defined in the 1940 Act) of the Adviser and would remain so for three years following the Effective Date, and that no “unfair burden” (as defined in the 1940 Act) would be imposed on the Fund by the Adviser during the two-year period following the Effective Date.

In considering whether to approve the New Management Agreement, the Trustees reviewed and considered the information they deemed reasonably necessary, including the following material factors discussed in further detail below: (1) the nature, extent, and quality of the services to be provided by the Adviser; (2) the investment performance of the Fund and the Adviser; (3) the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Fund; (4) the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors; (5) the Adviser’s practices regarding brokerage and portfolio transactions; and (6) the Adviser’s practices regarding possible conflicts of interest.

The Trustees also reviewed a memorandum from the Fund’s legal counsel that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the New Management Agreement, including the types of information and factors that should be considered in order to make an informed decision.

(1)	The nature, extent, and quality of the services to be provided by the Adviser. The Board received and considered information regarding the fact that the nature, extent and quality of services to be provided to the Fund by the Adviser under the New Management are the same as under the Prior Management Agreement and are not expected to change as a result of the Transaction. The Trustees considered the responsibilities of the Adviser under the New Management Agreement and reviewed the services provided to the Fund, including, without limitation, the Adviser’s procedures for formulating investment recommendations and assuring compliance with the Fund’s investment objectives and limitations, coordination of services for the Fund among the Fund’s service providers, expertise and experience. The Trustees noted that the Adviser seeks to achieve the Fund’s investment objective to generate a return comprised of both current income and capital appreciation with an emphasis on current income with low volatility and low correlation to the broader markets. The Board noted the Adviser’s investment process, which has benefited the Fund through negotiation of fee reductions and other benefits for the Fund. The Board concluded that the Fund would continue to benefit from the quality and experience of the Adviser’s investment professionals who will continue to provide services to the Fund after the Transaction as employees of the Adviser. After reviewing the foregoing information and other information in the Adviser’s Memorandum (e.g., the Adviser’s Form ADV and descriptions of the Adviser’s business and compliance program), the Board concluded that the nature, extent, and quality of the services provided by the Adviser to the Fund were satisfactory.

(2)	The investment performance of the Fund and the Adviser. The Trustees noted the Fund’s positive performance since its inception. The Board acknowledged that the Fund overperformed both the S&P/LSTA Leveraged Loan Index and the Bloomberg Barclays U.S. Aggregate Bond Index for the since inception through December 31, 2021 period. The Board also noted that the Fund underperformed certain of the funds in its peer group for the since inception through December 31, 2021 period. In addition, the Board noted that the Fund had provided better risk-adjusted returns than the S&P/LSTA Leveraged Loan Index and the Bloomberg Barclays U.S. Aggregate Bond Index, as well as many of the funds in the peer group, since inception. After reviewing the Fund’s performance and other factors, the Board concluded that it was satisfied with the performance of the Fund.

(3)	The costs of the services to be provided by the Adviser. The Trustees evaluated the current and projected asset levels of the Fund; and the overall expenses of the Fund, including the nature and frequency of advisory fee payments.

The Trustees then compared the fees and expenses of the Fund (including the management fee) to other peer funds comparable in terms of the type of fund, the nature of its investment strategy, and its style of investment management, among other factors. The Trustees determined that the base management fee was higher than other funds, but noted that other funds had externalized certain services that the Adviser provided as part of its management fee, and agreed that it was important to consider the entire expense ratio in the comparison. In that regard, they noted that the net expense ratio was below the average of the peer group. The Trustees noted that some funds in the peer group also charged a performance fee in addition to their management fee, which would likely make the aggregate fee paid to the investment adviser higher than that paid by the Fund in certain circumstances. The Board considered that certain other peer funds also utilized less laborious strategies.

The Trustees noted that the Adviser had agreed to an Expense Limitation Agreement, which limits the Fund’s annual operating expenses, was still in effect and that a new Expense Limitation Agreement with the same terms, except for a later termination date, would be in place along with the New Management Agreement. They further noted that Fund expenses have continued to exceed the limitation amount and, thus, the Adviser has continued to waive some of its management fee. It was also noted that the Adviser would be able to recoup a portion of the waived fees under the New Expense Limitation Agreement. The Trustees also considered potential benefits for the Adviser in managing the Fund. Further, the Trustees noted that, to date, the Adviser had absorbed most of the Fund’s operating expenses, the majority of which could not be recouped.

Following further consideration and discussion of the foregoing, the Board concluded that the fee paid to the Adviser by the Fund was fair and reasonable in relation to the nature and quality of the services provided by the Adviser and that they reflected charges that were within a range of what could have been negotiated at arm’s length.

(4)	The profits to be realized by the Adviser and its affiliates from the relationship with the Fund. The Trustees reviewed the Adviser’s profitability analysis in connection with its management of the Fund, and noted that the Adviser had not earned a profit and had paid most of the Fund’s operating expenses. The Board concluded that the Adviser’s profitability was not excessive.

(5)	The extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors. The Trustees considered that the Fund’s fee arrangements with the Adviser involved both the management fee and an Expense Limitation Agreement. The Trustees noted that, while the management fee remains the same at all asset levels, the Fund’s shareholders have benefitted from the Fund’s expense limitation arrangement over time, although the Fund’s assets had grown to a level where the Fund’s expenses fell below the cap set by the arrangement, and as a result the Adviser has been receiving its full fee. The Trustees further noted that prior fee waivers and expense reimbursements borne by the Adviser have aided the Fund’s growth since its inception. The Trustees also noted that the Fund’s shareholders would benefit from economies of scale under the Fund’s agreements with service providers other than the Adviser. Further, the size of the Fund has allowed the Adviser to lead additional negotiations to reduce the Fund’s fees when making investments, which, while time intensive for the Adviser, reflected significant benefits to the Fund. Following further discussion of the Fund’s current and projected asset levels, expectations for growth, and fee levels, the Board determined that the Fund’s fee arrangements were fair and reasonable in relation to the nature and quality of the services provided by the Adviser and that the Expense Limitation Agreement has provided savings for the benefit of the Fund’s investors. It was further noted that the Board approved a new Expense Limitation Agreement to be effective with the New Management Agreement, which would have the same material terms as the prior Expense Limitation Agreement, except for the later termination date of the new Expense Limitation Agreement.

(6)	The Adviser’s practices regarding brokerage and portfolio transactions. The Trustees reviewed the Adviser’s standards, and performance in utilizing those standards, for seeking best execution for Fund portfolio transactions. The Trustees also considered the portfolio turnover rate for the Fund; the process by which evaluations are made of the overall reasonableness of commissions paid; the method and basis for selecting and evaluating the broker-dealers used; any anticipated allocation of portfolio business to persons affiliated with the Adviser; and the extent to which the Fund allocates portfolio business to broker-dealers who provide research, statistical, or other services (“soft dollars”). After further review and discussion, the Board determined that the Adviser’s practices regarding brokerage and portfolio transactions were satisfactory.

(7)	The Adviser’s practices regarding conflicts of interest. The Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Fund; the basis of decisions to buy or sell securities for the Fund and the Adviser’s other accounts; the method for bunching of portfolio securities transactions; and the substance and administration of the Adviser’s code of ethics. Following further consideration and discussion, the Board indicated that the Adviser’s standards and practices relating to the identification and mitigation of potential conflicts of interests were satisfactory.

Having requested and received such information from the Adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the New Management Agreement, the Board, including the Independent Trustees, approved the New Management Agreement and voted to recommend it to the shareholders of the Fund for approval.

Section 15(f) of the 1940 Act

With respect to the Fund, the Transaction was structured in reliance upon Section 15(f) of the 1940 Act. Section 15(f) of the 1940 Act provides that when a sale of an interest in an investment adviser of a registered investment company occurs that results in an assignment of an investment advisory agreement, the adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as two conditions are satisfied. The first condition of Section 15(f) is that during the three-year period following the completion of the transaction, at least 75% of the investment company’s board of trustees must not be “interested persons” (as defined in the 1940 Act). Following the resignation of the current members of the Board, effective upon the election of their successors by shareholders and the Closing, at least 75% of the members of the Board will not be “interested persons” of the Fund. As required by Section 15(f), the composition of the Board is not intended to change during the three-year period after the Effective Date in a manner that would cause the Board to fail this requirement. Second, an “unfair burden” (as defined in the 1940 Act) must be not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” includes any arrangement during the two-year period after the transaction whereby the adviser (or predecessor or successor adviser), or any “interested person” (as defined in the 1940 Act) of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company). The advisory fee under the New Management Agreement will remain the same as the advisory fee under the Interim Management Agreement and Prior Management Agreement, and there is no intention to increase the management fee payable to the Adviser during the two-year period after the Effective Date.

Interim Management Agreement

If shareholders have not yet approved the New Management Agreement by the Effective Date, the Adviser and the Fund plan to enter into an interim management agreement (the “Interim Management Agreement”). The Interim Management Agreement was considered and approved by the Board, including the Independent Trustees, at Board meeting held on January 13, 2022.

There are no material differences among the Prior Management Agreement, the Interim Management Agreement, and the New Management Agreement. There has not been, and there will not be, an increase in the advisory fee payable by the Fund to the Adviser as a consequence of the Transaction. The services provided by the Adviser under the Interim Management Agreement are identical to the services provided by the Adviser under the Prior Management Agreement.

There are no material differences between the Prior Management Agreement and the Interim Management Agreement, except for the term and termination provisions. In addition, the Interim Management Agreement contains provisions that state that the fee payable by the Fund to the Adviser will be paid into an interest-bearing escrow account with the Fund’s custodian or a bank for the period during which the Interim Management Agreement is in effect. Under the terms of the Interim Management Agreement and in accordance with Rule 15a-4 under the 1940 Act: (i) the term of the Interim Management Agreement is the earlier of 150 days from the effective date of the Interim Management Agreement or the date on which the New Management Agreement is approved by the shareholders of the Fund; and (ii) the Interim Management Agreement may be terminated by the Board on 10 days’ written notice to the Adviser If shareholders of the Fund do not approve the New Management Agreement within 150 days from the date of the Interim Management Agreement, the Adviser will be paid the lesser of: (i) the total amount in the escrow account, including interest earned; or (ii) the costs incurred in providing services under the Interim Management Agreement, including interests earned on that amount held in the escrow account.

Pursuant to the Interim Management Agreement and as under the Prior Management Agreement, the Adviser will receive a monthly management fee computed at the annual rate of 1.85% of the Fund’s daily net assets.

Conclusion

The Board believes approval of the New Management Agreement will benefit the Fund and its shareholders. The Board recommends voting FOR the Proposal. In the event that the Proposal is not approved by the Fund’s shareholders, the Board will then consider what action, if any, should be taken with respect to the Fund.

*          *          *

REQUIRED VOTE AND THE BOARD’S RECOMMENDATION

The approval of the Proposal requires the affirmative vote of a majority of the Fund’s outstanding voting securities as defined in the 1940 Act. Such a majority means the affirmative vote of the holders of (a) 67% or more of the shares of the Fund present, attending the Special Meeting virtually or presented by proxy, at the Special Meeting, if the holders of more than 50% of the outstanding shares of the Fund are so present, or (b) more than 50% of the outstanding shares of the Fund, whichever is less.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE PROPOSAL.

*          *           *

PROPOSAL 2: APPROVAL OF NEW INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN GRIFFIN CAPITAL CREDIT ADVISOR, LLC AND APOLLO CREDIT MANAGEMENT, LLC

Introduction

The Board is recommending the approval of the New Sub-Advisory Agreement for the Fund between the Adviser and Apollo. Apollo is a wholly owned subsidiary of AGMI.

Over the course of several meetings commencing on December 14, 2021, the Board, including the Independent Trustees, received and reviewed information from the Adviser, Griffin Capital, Apollo, and AGMI regarding the Transaction. At a special meeting of the Board held on January 13, 2022, the Board reviewed and considered information provided by Apollo that it had requested regarding the proposed New Sub-Advisory Agreement with Apollo as the sub-adviser to the Fund. At the January 13, 2022 meeting, the Board, after meeting in executive session with counsel, approved the New Sub-Advisory Agreement, subject to shareholder approval, in order for the Apollo to provide sub-advisory services to the Fund without disruption. See “Evaluation by the Fund’s Board” below for a discussion of this approval.

Under the 1940 Act, a new sub-advisory agreement generally requires approval by a majority of such investment company’s outstanding voting securities, as defined in the 1940 Act, before it can go into effect. Therefore, the Board has called the Special Meeting to seek shareholder approval of the New Sub-Advisory Agreement in order to ensure that Apollo can provide uninterrupted sub-advisory services to the Fund.

There will be no increase in the advisory fee payable by the Fund to the Adviser as a consequence of the Transaction, and the sub-advisory fee payable by the Adviser to Apollo under the New Sub-Advisory Agreement will be the same as that payable by the Adviser to BCSF under the Prior Sub-Advisory Agreement. There are no material differences between the New Sub-Advisory Agreement and the Prior Sub-Advisory Agreement. It is expected that, upon shareholder approval of the New Sub-Advisory Agreement and the satisfaction of certain conditions set forth in the Transaction Agreement, the Fund will continue to achieve its investment objective by investing primarily in a variety of debt obligations; however, the allocations among debt asset classes and the methodology used to select the securities in which the Fund invests is expected to change. Below is a summary of the anticipated changes.

	Current	After the Effective Date
Investment Objective	The Fund’s investment objective is to generate a return comprised of both current income and capital appreciation with an emphasis on current income with low volatility and low correlation to the broader markets.	No Change.
Summary of Investment Strategy

The Fund pursues its investment objective by investing in a range of secured and unsecured debt obligations, which may be syndicated, consisting of U.S. high yield securities, global high yield securities, direct lending investments including direct originated debt obligations, collateralized loan obligations (“CLOs”), and other fixed-income and fixed-income related securities. The Fund generally focuses its investment activities on companies that the Adviser and Sub-Adviser believe have leading market positions, significant asset or franchise values, strong free cash flows, experienced senior management teams and high-quality sponsors (if the company is externally sponsored). The portfolio may consist of high yield bonds, bank loans, equity securities, CLOs, and direct lending investments, which may include senior direct lending (“SDL”) as well as subordinate and unitranche direct lending. The Fund may also acquire warrants and other equity interests through its direct lending activities. The portfolio may also consist of, to a lesser extent, special situations investments such as non-performing loans (“NPLs”). In pursuing its investment objective, the Fund may also directly or indirectly invest in derivative investments, such as total return swap agreements. Substantially all of the Fund’s assets may be invested in debt securities rated below investment grade, which are also known as “junk securities.”

The Fund will take a “multi-asset” approach centered around five key strategy pillars: (1) levered performing credit, (2) dislocated credit, (3) large scale origination, (4) structured credit and (5) other opportunistic credit strategies.

•      The levered performing credit pillar primarily pursues liquid, performing senior secured corporate credit to generate total return.

•     The dislocated credit pillar seeks to use contingent capital to pursue “dislocated” credit opportunities (e.g., stressed, performing assets across the credit spectrum that sell-off due to technical and/or non-fundamental reasons) in between traditional, passive investment mandates and “distressed-for-control” investment mandates.

•    The large-scale origination pillar targets large corporate and sponsor-backed issuers utilizing the Adviser’s proprietary sourcing channel, primarily focused on 1st lien and unitranche loans.

•    The structured credit pillar seeks out high-quality structured credit opportunities of various asset types, vintages, maturities, jurisdictions and capital structure priorities, including debt and equity tranches of CLOs, CMBS, RMBS, consumer and commercial ABS, whole loans and regulatory capital relief transactions.

•     The other opportunistic strategies pillar is expected to enable agile deployment into opportunities that may not be captured by the above pillars. Other opportunistic strategies will focus on niche and thematic investment categories across the balance of sector and credit asset class and the Adviser’s expertise within the credit platform., including special purpose acquisition companies (“SPACs”), aviation finance and credit secondaries.

In executing its multi-asset approach, the Fund will seek to opportunistically deploy capital as appropriate investment opportunities are identified, dynamically pivoting across the five key strategy pillars employed by the Sub-Adviser in an effort to capitalize on both near and longer-term differences in relative value between asset classes. The Fund intends to identify relative value opportunities by assessing an investment based on the risk reward relationship along with the interaction between a variety of differentiating factors: income, maturity, seniority, structure, collateral, liquidity, geopolitical, and other relevant factors.

More information regarding any such changes will be provided to shareholders in an updated prospectus when it becomes available. Apollo has represented to the Board that there will be no diminution in the nature, extent or quality of the services provided to the Fund in connection with the implementation of the New Sub-Advisory Agreement.

Information about Apollo

Apollo is a wholly owned subsidiary of AGMI. AGMI is a longstanding and leading global alternative asset manager with approximately $472 billion of assets under management as of June 30, 2021. AGMI operates its three primary business segments, private equity, credit, and real assets, in a fully integrated manner, which AGMI believes is distinct from other comparable alternative investment managers. By collaborating across disciplines, with each business unit contributing to, and drawing from, AGMI’s shared information and experience, AGMI believes the Fund is well-positioned to invest across the asset classes in which the Fund invests pursuant to its investment strategy. Apollo draws upon AGMI’s more than 30-year history and benefits from the broader firm’s significant capital markets, trading, and research expertise developed through investments in many core sectors in over 200 companies since AGMI’s inception.

The following investment professionals of Apollo will have primary responsibility for the day-to-day implementation and management of the Fund’s investment portfolio as the portfolio managers of the Fund.

Chris Lahoud – Partner, Credit. Mr. Lahoud is a Partner within Opportunistic Credit, focusing on liquid stressed/distressed credit and work-out situations. Before joining AGMI in 2018, Mr. Lahoud was a Managing Director at Deutsche Bank from July 2011 to July 2018, during which time he ran the Distressed Product Group, responsible for distressed trading, research and sourcing. Prior to that, Mr. Lahoud was an Associate at Citigroup from July 2006 to June 2011. Mr. Lahoud graduated from the University of Richmond with a degree in Accounting, Economics and Finance.

Jim Vanek – Partner, Credit. Mr. Vanek is a Partner and the Co-Head of AGMI’s Global Performing Credit business. Prior to joining AGMI in 2008, Mr. Vanek was an Associate Director, Loan Sales & Trading in the Leveraged Finance Group at Bear Stearns. He is a board member of the Loan Syndications and Trading Association, a leading advocate for the US syndicated loan market. Mr. Vanek received his MBA from Columbia Business School and graduated from Duke University with a Bachelor of Science in Economics and a Bachelor of Arts in Computer Science.

Earl Hunt – Partner, Credit. Mr. Hunt has been with AGMI and/or its affiliates since 2021. Prior to joining AGMI, Mr. Hunt was a Partner in the Global Markets division at Goldman Sachs. He also served as a member of Goldman Sachs’s Partnership Committee, Global Markets Operating Committee, and was co-chair of the Global Markets Inclusion and Diversity Committee. Previously, Mr. Hunt was co-head of U.S. Distressed and Par Loan sales in the Leveraged Finance Sales Group at Goldman Sachs. Prior to joining Goldman Sachs in 2015, Mr. Hunt worked at Citi for 11 years, where he was a director in Leveraged Finance sales. Mr. Hunt is a member of the Board of Trustees of Brown University. Mr. Hunt earned a BA in Economics from Brown University.

The names, titles, and principal occupations of the officers of Apollo are set forth below. The business address for each person listed below is C/O Apollo Credit Management, LLC, 9 West 57th Street, New York, NY 10019.

Name	Title	Principal Occupation
James Zelter	Co-President	Co-President, Apollo Asset Management, Inc.
Anthony Civale	Chief Operating Officer	Chief Operating Officer, Apollo asset Management, Inc.
John Suydam	Chief Legal Officer	Chief Legal Officer, Apollo
Martin Kelly	Chief Financial Officer	Chief Financial Officer, AGMI
Marc Rowan	Chief Executive Officer	Chief Executive Officer, AGMI
Scott Kleinman	Co-President	Co-President, Apollo Asset Management, Inc.
Yael Levy	Chief Compliance Officer	Chief Compliance Officer, Apollo

No Trustee has, or has had, any material interest in a material transaction or proposed transaction with Apollo since the beginning of the Fund’s most recently completed fiscal year.

The New Sub-Advisory Agreement

The following discussion is a description of the material terms of the New Sub-Advisory Agreement. The form of the New Sub-Advisory Agreement is attached as Attachment B to this Proxy Statement.

On January 13, 2022, the Board, including the Independent Trustees, considered and approved the New Sub-Advisory Agreement between the Adviser and Apollo. When evaluating the reasonableness of the New Sub-Advisory Agreement, the Board considered multiple factors related to the reasonableness of the New Sub-Advisory Agreement, as further described below, including the nature of the services provided by Apollo, as well as the costs of such services and the profits to be realized by Apollo in providing such services. If the New Sub-Advisory Agreement is approved by shareholders, Apollo will pursue the investment strategies of the Fund by employing the methodologies that will be described in the Fund’s Prospectus and are summarized above. There are no material differences between the services to be provided by Apollo under the New Sub-Advisory Agreement and the services provided by BCSF under the Prior Sub-Advisory Agreement.

The New Sub-Advisory Agreement, if approved by shareholders as proposed, will provide that the agreement is effective for an initial two-year period and will be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board, including a majority of the Independent Trustees. The New Sub-Advisory Agreement may be terminated at any time on at least 60 days’ prior written notice to Apollo, without the payment of any penalty, (i) by vote of the Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund; and further, it may be terminated at any time by the Adviser, on at least 60 days’ prior written notice to Apollo, and subject to certain termination conditions as agreed to between the Adviser and Apollo. Apollo may terminate the New Sub-Advisory Agreement at any time, without the payment of any penalty, on at least 60 days' prior written notice to the Adviser and the Fund. In addition, the New Sub-Advisory Agreement provides that it will terminate automatically in the event of its “assignment,” as defined in the 1940 Act.

Pursuant to the New Sub-Advisory Agreement and as under the Prior Sub-Advisory Agreement, Apollo will receive fees as follows:

Annual Sub-Advisory Fee Rate as a Percentage of Average Daily Net Assets
$0 to $250M	0.75%
$250M to $500M	0.65%
$500M to $1B	0.60%
Over $1 Billion	0.55%

During the fiscal year ended December 31, 2021, BCSF received $[     ] in sub-advisory fees from the Adviser.

Like the Prior Sub-Advisory Agreement, the New Sub-Advisory Agreement, if approved by shareholders as proposed, will continue to provide that Apollo is not liable for any error of judgment or for any loss suffered by the Adviser or the Fund in connection with the performance of the New Sub-Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on Apollo’s part in the performance of, or from reckless disregard by Apollo of its obligations and duties under, the New Sub-Advisory Agreement.

The form of the New Sub-Advisory Agreement is attached to this Proxy Statement as Attachment B. Please take the time to read the New Sub-Advisory Agreement. The description of the New Sub-Advisory Agreement in this Proxy Statement is only a summary. If the New Sub-Advisory Agreement with Apollo is not approved by shareholders, the Board will consider other options, including a new or modified request for shareholder approval of a new investment sub-advisory agreement.

Evaluation by the Fund’s Board

At a meeting of the Board on January 13, 2022, the Board, including the Independent Trustees, discussed and approved the New Sub-Advisory Agreement between the Adviser and Apollo. At a meeting of the Board on December 28, 2021, the Board, including the Independent Trustees, had previously discussed and approved the First Interim Sub-Advisory Agreement, and, at the January 13, 2022 meeting, the Board, including the Independent Trustees, also discussed and approved a new interim sub-advisory agreement for the Fund to take effect on the Effective Date, in order for sub-advisory services to continue to be provided to the Fund without disruption (the “Second Interim Sub-Advisory Agreement”, together with the First Interim Sub-Advisory Agreement, the “Interim Sub-Advisory Agreements”). The Board, including the Independent Trustees, concluded that approval of these agreements was in the best interests of the Fund and its shareholders.

In connection with the January 13, 2022 Board meeting and in accordance with Section 15(c) of the 1940 Act, the Board requested, and the Adviser and Apollo provided, materials relating to the Board’s consideration of whether to approve the New Sub-Advisory Agreement. The Board noted that there were no material differences between the services to be provided under the New Sub-Advisory Agreement and those provided under the Prior Sub-Advisory Agreement. In addition, the sub-advisory fee under the New Sub-Advisory Agreement will remain the same as the sub-advisory fee under the Prior Sub-Advisory Agreement. Apollo represented that under the New Sub-Advisory Agreement there would be no diminution in services provided by Apollo to the Fund or changes in the fee payable by the Adviser to the sub-adviser.

In considering whether to approve the New Sub-Advisory Agreement, the Trustees reviewed and considered the information they deemed reasonably necessary, including the following material factors discussed in further detail below: (1) the nature, extent, and quality of the services to be provided by Apollo; (2) the investment performance of the Fund and Apollo; (3) the costs of the services to be provided and profits to be realized by Apollo and its affiliates from the relationship with the Fund; (4) the extent to which economies of scale would be realized as the Fund grows and whether sub-advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors; (5) Apollo’s practices regarding brokerage and portfolio transactions; and (6) Apollo’s practices regarding possible conflicts of interest.

The Trustees also reviewed a memorandum from the Fund’s legal counsel that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the New Sub-Advisory Agreement, including the types of information and factors that should be considered in order to make an informed decision.

(1)	The nature, extent, and quality of the services to be provided by Apollo. The Board received and considered information regarding the fact that the nature, extent and quality of services to be provided to the Fund by Apollo under the New Sub-Advisory Agreement are substantially same as under the Prior Sub-Advisory Agreement by the prior sub-adviser. The Trustees considered the responsibilities of Apollo under the New Sub-Advisory Agreement and reviewed the services to be provided to the Fund including, without limitation, Apollo’s procedures for formulating investment recommendations and assuring compliance with the Fund’s investment objectives and limitations, and efforts to promote the Fund, grow the Fund’s assets, and assist in the distribution of Fund shares. The Trustees noted that Apollo will assist the Adviser in seeking to achieve the Fund’s investment objective to generate a return comprised of both current income and capital appreciation with an emphasis on current income with low volatility and low correlation to the broader markets. The Board concluded that the Fund would benefit from the quality and experience of Apollo’s investment professionals that will provide services to the Fund after the Transaction. After reviewing the foregoing information and further information in the memorandum from Apollo (e.g., Apollo’s Form ADV and descriptions of the firm’s business and compliance program), the Board concluded that the nature, extent, and quality of the services provided by Apollo would be satisfactory and appropriate for the Fund.

(2)	The investment performance of the Fund and Apollo. The Trustees discussed Apollo’s performance with respect to accounts with similar investment strategies to the Fund as well as the performance of other registered closed-end investment companies managed by Apollo. The Trustees noted that Apollo’s performance with respect to accounts with similar investment strategies to the Fund was strong, as was the performance of other registered closed-end investment companies managed by Apollo. After reviewing these considerations, the Board concluded that the investment performance of Apollo would be satisfactory.

(3)	The costs of the services to be provided by Apollo. The Trustees evaluated the overall expenses of the Fund, including the nature and frequency of advisory and sub-advisory fee payments. The Trustees also considered potential benefits for Apollo in providing services to the Fund. The Trustees noted that the Adviser would pay the fee to Apollo out of its management fee, agreeing that, accordingly, the Fund’s overall management fee and expenses was the appropriate vehicle to compare to other funds. The Board also noted that Apollo represented that the sub-advisory fee being charged to the Fund was a discount from its standard fee schedule. The Board recalled their deliberations relating to the Adviser’s cost of services. Following further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to Apollo by the Fund would be fair and reasonable in relation to the nature and quality of the services provided by Apollo and that they reflected charges that were within a range of what could have been negotiated at arm’s length.

(4)	The profits to be realized by Apollo and its affiliates from the relationship with the Fund. The Trustees noted that Apollo had not yet provided services and thus had not yet received compensation to determine the profitability of its relationship with the Fund.

(5)	The extent to which economies of scale would be realized as the Fund grows and whether the advisory fee levels reflect these economies of scale for benefit of the Fund’s investors. The Trustees considered that the Fund’s fee arrangements with Apollo and noted that the sub-advisory fee contained break points, which would cause the Adviser to pay lower fees to Apollo based on higher asset levels. Following further discussion of the Fund’s current and projected asset levels, expectations for growth, and levels of fees, the Board determined that the Fund’s fee arrangements would be fair and reasonable in relation to the nature and quality of the services provided by Apollo.

(6)	Apollo’s practices regarding brokerage and portfolio transactions. The Trustees reviewed Apollo standards, and performance in utilizing those standards, for seeking best execution for Fund portfolio transactions. After further review and discussion, the Board determined that Apollo’s practices regarding brokerage and portfolio transactions would be satisfactory.

(7)	Apollo’s practices regarding conflicts of interest. The Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Fund; the basis of decisions to buy or sell securities for the Fund and Apollo’s other accounts; the method for bunching of portfolio securities transactions; and the substance and administration of Apollo’s code of ethics. Following further consideration and discussion, the Board indicated that Apollo’s standards and practices relating to the identification and mitigation of potential conflicts of interests would be satisfactory.

Having requested and received such information from Apollo as the Trustees believed to be reasonably necessary to evaluate the terms of the New Sub-Advisory Agreement, the Board, including the Independent Trustees, approved the New Sub-Advisory Agreement and voted to recommend it to the shareholders of the Fund for approval.

The Interim Sub-Advisory Agreement

If shareholders have not yet approved the New Sub-Advisory Agreement by the Effective Date, the Adviser and Apollo plan to enter into the Second Interim Sub-Advisory Agreement. In considering and approving the Interim Sub-Advisory Agreements, the Board discussed the Transaction, and the Adviser recommended the approval of the Interim Sub-Advisory Agreements and the New Sub-Advisory Agreement in connection with the automatic termination of the Prior Sub-Advisory Agreement and the resignation of BCSF. Prior to the approval of the Interim Sub-Advisory Agreements, BCSF served as a sub-adviser to the Fund pursuant to the Prior Sub-Advisory Agreement.

There are no material differences among the Prior Sub-Advisory Agreement, the Interim Sub-Advisory Agreements, and the New Sub-Advisory Agreement. There has not been, and there will not be, an increase in the advisory fee payable by the Fund to the Adviser as a consequence of the Transaction, and the sub-advisory fee payable by the Adviser to Apollo under the Interim Sub-Advisory Agreements and the New Sub-Advisory Agreement will be the same as that payable by the Adviser to BCSF under the Prior Sub-Advisory Agreement. During the Board meetings, Apollo confirmed to the Board that it anticipated that there will be no diminution in the nature, extent or quality of the services provided to the Fund as a result of the Transaction or the change in the sub-adviser to the Fund. The services provided by Apollo under the Interim Sub-Advisory Agreements are identical to the services provided by BCSF under the Prior Sub-Advisory Agreement.

There are no material differences between the Prior Sub-Advisory Agreement and the Interim Sub-Advisory Agreements, except for the term and termination provisions. In addition, the Interim Sub-Advisory Agreements contain provisions that state that the fee payable by the Adviser to Apollo will be paid into an interest-bearing escrow account with the Fund’s custodian or a bank for the period during which the Interim Sub-Advisory Agreements are in effect. Under the terms of the Interim Sub-Advisory Agreements: (i) the terms of the Interim Sub-Advisory Agreements are the earlier of 150 days from the effective date of the Interim Sub-Advisory Agreement or the date on which the New Sub-Advisory Agreement is approved by the shareholders of the Fund; and (ii) the Interim Sub-Advisory Agreements may be terminated by the Board on 10 days’ written notice to Apollo. If shareholders of the Fund do not approve the New Sub-Advisory Agreement within 150 days from the date of the New Interim Sub-Advisory Agreement, Apollo will be paid the total amount in the escrow account, including interest earned.

Pursuant to the Interim Sub-Advisory Agreements and as under the Prior Sub-Advisory Agreement, Apollo will receive fees as follows:

Annual Sub-Advisory Fee Rate as a Percentage of Average Daily Net Assets
$0 to $250M	0.75%
$250M to $500M	0.65%
$500M to $1B	0.60%
Over $1 Billion	0.55%

Conclusion

The Board believes approval of the New Sub-Advisory Agreement will benefit the Fund and its shareholders. The Board recommends voting FOR the Proposal. In the event that the Proposal is not approved by the Fund’s shareholders, the Board will then consider what action, if any, should be taken with respect to the Fund.

*          *           *

REQUIRED VOTE AND THE BOARD’S RECOMMENDATION

The approval of the Proposal requires the affirmative vote of a majority of the Fund’s outstanding voting securities as defined in the 1940 Act. Such a majority means the affirmative vote of the holders of (a) 67% or more of the shares of the Fund present, virtually or presented by proxy, at the Special Meeting, if the holders of more than 50% of the outstanding shares of the Fund are so present, or (b) more than 50% of the outstanding shares of the Fund, whichever is less.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE PROPOSAL.

*          *           *

VOTING INFORMATION

Voting Procedures

Shareholders may vote by submitting a proxy to the Fund or by attending the Special Meeting and voting virtually. In order to submit a proxy, a shareholder may mark, sign, and date the enclosed proxy and return it to the Fund using the enclosed envelope. No postage is required if the proxy is mailed in the United States. In the alternative, completed proxies may also be submitted by internet or telephone via the instructions in the enclosed proxy card.

The holders of a majority of the outstanding shares of the Fund entitled to vote at the Special Meeting (a “quorum”) must be present (attending the Special Meeting virtually or by proxy) in order to conduct business at the Special Meeting. If a quorum is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve the Proposal are not received, the person named as proxy may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. No adjournment will be made for a period exceeding 120 days after the Record Date. In determining whether to adjourn the Special Meeting with respect to one or more of the Proposals, the following factors may be considered: the nature of the Proposal(s), the percentage of favorable votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Fund shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote by the holders of a majority of the Fund’s shares eligible to vote that are represented at the Special Meeting virtually or by proxy.

The person named as proxy will vote in favor of any such adjournment those proxies that instruct them to vote in favor of the Proposals to be considered at the adjourned meeting and will vote against any such adjournment those proxies which instruct them to vote against or to abstain from voting on the Proposal to be considered at the adjourned meeting. By voting for the Proposals, a shareholder is giving the person named as proxy the discretion to vote in favor of any required adjournment of the Special Meeting to obtain a quorum.

If a proxy represents a broker “non-vote” (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares of the Fund on a particular matter with respect to which the broker or nominee does have discretionary power) or is marked with an abstention, the Fund shares represented thereby will be considered present at the Special Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions and broker non-votes, however, will not be counted in determining the number of shares voting for the Proposals and any other shareholder proposal that may come before the Special Meeting; therefore, abstentions and broker non-votes are, effectively, counted as shares voting against the Proposals and any other shareholder proposal that may come before the Special Meeting. Unsigned proxies will not be considered present at the Special Meeting.

The duly appointed proxy or authorized persons may, at their discretion, vote upon such other matters as may properly come before the Special Meeting.

Shareholder Proposals

The Fund has not received any shareholder proposals for this Special Meeting. Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Fund’s proxy materials for a particular meeting. Under these rules, proposals submitted for inclusion in the Fund’s proxy materials must be received within a reasonable period of time before the Fund begins to print and mail its proxy materials. The submission by a shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under federal securities laws relating to inclusion.

A shareholder proposal intended to be presented at any future meetings of the Fund’s shareholders should be sent to the Fund at c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1000, Denver, CO 80203. The Fund does not hold annual meetings of shareholders.

Revocation of Proxy

A shareholder who executes a proxy may revoke it at any time before it is exercised by submitting a new proxy to the Fund or by attending the Special Meeting and voting virtually. A new proxy can be submitted by any of the same means by which the original proxy could be submitted: mail, telephone, or internet. To revoke a proxy, the shareholder giving such proxy must either (1) submit to the Fund a subsequently dated proxy, (2) deliver to the Fund a written notice of revocation, or (3) otherwise give notice of revocation during the Special Meeting, in all cases prior to the exercise of the authority granted in the proxy.

Proxy Solicitation; Expenses

The Fund’s Board is making this solicitation of proxies. Solicitation will be made primarily by mail, but may also be made by telephone, facsimile, electronic mail, or personal interview conducted by certain officers or employees of the Fund and the Adviser without additional compensation or, if necessary, a commercial firm retained for this purpose. The Adviser will bear all of the costs of soliciting proxies from shareholders, including the cost of assembling and mailing this Proxy Statement and the enclosed materials for the Fund. The Fund intends to ask brokers and banks holding shares in their names or in the names of nominees to solicit proxies from customers owning such shares, where applicable. The Fund has engaged Broadridge for inquires, to provide shareholder meeting services, including the distribution of this Proxy Statement and related materials to shareholders as well as assisting the Fund in soliciting proxies for the Special Meeting at an approximate cost of $[ ].

*          *           *

ADDITIONAL INFORMATION

Voting Securities

The Fund is a continuously offered, diversified, closed-end investment management company that is operated as an interval fund. As of the Record Date, there were [       ] shares of the Fund outstanding and entitled to vote at the Special Meeting. Shareholders are entitled to one vote for each full share and a proportionate vote for each fractional share held as of the Record Date.

Principal Holders of Voting Securities

To the best knowledge of the Trust, the following tables contain information regarding the ownership of the Fund as of the Record Date by any person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) who is known to the Trust to be the beneficial owner of more than five percent of any class of shares of the Fund. [As of the Record Date, the Fund’s Trustees and officers, except for [ ], did not own shares of the Fund].

Class A Shares

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent

Class C Shares

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent

Class I Shares

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent

Class F Shares

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent

Class L Shares

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent

Class M Shares

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent

Shareholders owning more than 25% of the shares of the Fund are considered to “control” the Fund, as that term is defined under the 1940 Act. Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval.

The Fund’s Investment Adviser and Principal Underwriter

The current investment adviser for the Fund is Griffin Capital Credit Advisor, LLC, located at Griffin Capital Plaza, 1520 E. Grand Avenue, El Segundo, California 90245. The Adviser was formed in 2016 and is registered as an investment adviser with the SEC pursuant to the provisions of the Investment Advisers Act of 1940, as amended. The Adviser is an indirect majority-owned subsidiary of Griffin Capital.

The Fund’s principal underwriter is ALPS Distributors, Inc., with an address at 1290 Broadway, Suite 1000, Denver, CO 80203.

Other Fund Service Providers

ALPS Fund Services, Inc., located at 1290 Broadway, Suite 1000, Denver, CO 80203, serves as administrator and accounting agent pursuant to a fund services agreement. DST Systems, Inc., located at 333 W. 11th Street, Kansas City, Missouri 64105, serves as the Fund’s transfer agent.

Payments to Affiliated Brokers

During the fiscal year ended December 31, 2021, the Fund paid $[      ] in affiliate party brokerage commissions.

Shareholder Reports

The Fund’s annual and semi-annual reports are available upon request, without charge, by calling the Fund toll free at 1-888-926-2688.

*         *         *

OTHER MATTERS

The Board is not aware of any other matters that may come before the Special Meeting. However, should any such matters properly come before the Special Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgement on such matters.

*          *         *

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING VIRTUALLY ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR OTHERWISE VOTE PROMPTLY.

[PROXY DATE]

By Order of the Board of Trustees

/s/ Dr. Randy Anderson

Dr. Randy Anderson
Chairman and Secretary

ATTACHMENT A

FORM OF

MANAGEMENT AGREEMENT

Dear [    ]:

Griffin Institutional Access Credit Fund (the “Trust” or the “Fund”) herewith confirms our agreement with you.

The Trust has been organized to engage in the business of a closed-end management investment company that is operated as an interval fund.

You have been selected to act as the sole investment manager of the Fund and to provide certain other services, as more fully set forth below, and you are willing to act as such investment manager and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Trust agrees with you as follows:

1.	ADVISORY SERVICES

Subject to the supervision of the Board of Trustees of the Trust, you will provide or arrange to be provided to the Fund such investment advice as you in your discretion deem advisable and will furnish or arrange to be furnished a continuous investment program for the Fund consistent with the Fund’s investment objective and policies. You will determine or arrange for others to determine the securities to be purchased for the Fund, the portfolio securities to be held or sold by the Fund and the portion of the Fund’s assets to be held uninvested, subject always to the Fund’s investment objective, policies and restrictions, as each of the same shall be from time to time in effect, and subject further to such policies and instructions as the Board may from time to time establish. You will furnish such reports, evaluations, information or analyses to the Trust as the Board of Trustees of the Trust may request from time to time or as you may deem to be desirable. You also will advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and the appropriate committees of the Board regarding the conduct of the business of the Trust.

You shall provide at least sixty (60) days prior written notice to the Trust of any change in the ownership or management of the Adviser, or any event or action that may constitute a change in control. You shall provide prompt notice of any change in the portfolio manager(s) responsible for the day-to-day management of the Fund.

2.	USE OF SUB-ADVISERS

You may delegate any or all of the responsibilities, rights or duties described above to one or more sub-advisers who shall enter into agreements with you, provided the agreements are approved and ratified (i) by the Board including a majority of the trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (ii) if required under interpretations of the Investment Company Act of 1940, as amended (the “Act”), by the Securities and Exchange Commission or its staff, by vote of the holders of a majority of the outstanding voting securities of the Fund (unless the Trust has obtained an exemption from the provisions of Section 15(a) of the Act). Any such delegation shall not relieve you from any liability hereunder.

3.	ALLOCATION OF CHARGES AND EXPENSES

You will pay the compensation and expenses of any persons rendering any services to the Trust who are directors, officers, employees, members or stockholders of your limited liability company and will make available, without expense to the Fund, the services of such of your employees as may duly be elected trustees or officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law. Notwithstanding the foregoing, you are not obligated to pay the compensation or expenses of the Trust’s Chief Compliance Officer, regardless of whether the Chief Compliance Officer is affiliated with you. The compensation and expenses of any trustees, officers and employees of the Trust who are not directors, officers, employees, members or stockholders of your corporation or limited liability company will be paid by the Fund. You will pay all advertising, promotion and other distribution expenses incurred in connection with the Fund’s shares to the extent such expenses are not permitted to be paid by the Fund under any distribution expense plan or any other permissible arrangement that may be adopted in the future.

The Fund will be responsible for the payment of all operating expenses of the Fund, including offering expenses; the compensation and expenses of any employees of the Trust and of any other persons rendering any services to the Fund; clerical and shareholder service staff salaries; office space and other office expenses; fees and expenses incurred by the Fund in connection with membership in investment company organizations; legal, auditing and accounting expenses; expenses of registering shares under federal and state securities laws, including expenses incurred by the Fund in connection with the organization and initial registration of shares of the Fund; insurance expenses; fees and expenses of the custodian, transfer agent, dividend disbursing agent, shareholder service agent, plan agent, administrator, accounting and pricing services agent and underwriter of the Fund; expenses, including clerical expenses, of issue, sale, redemption or repurchase of shares of the Fund; the cost of preparing and distributing reports and notices to shareholders, the cost of printing or preparing prospectuses and statements of additional information for delivery to shareholders; the cost of printing or preparing stock certificates or any other documents, statements or reports to shareholders; expenses of shareholders’ meetings and proxy solicitations; advertising, promotion and other expenses incurred directly or indirectly in connection with the sale or distribution of the Fund’s shares that the Fund is authorized to pay pursuant to with any servicing plan; and all other operating expenses not specifically assumed by you. The Fund will also pay all brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of the non-interested person Trustees and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust’s Trustees and officers with respect thereto.

You may obtain reimbursement from the Fund, at such time or times as you may determine in your sole discretion, for any of the expenses advanced by you, which the Fund is obligated to pay, and such reimbursement shall not be considered to be part of your compensation pursuant to this Agreement.

4.	COMPENSATION OF THE MANAGER

For all of the services to be rendered as provided in this Agreement, as of the last business day of each month, the Fund will pay you a fee based on the average value of the daily net assets of the Fund and paid at an annual rate of 1.85%.

The average value of the daily net assets of the Fund shall be determined pursuant to the applicable provisions of the Agreement and Declaration of Trust or a resolution of the Board of Trustees, if required. If, pursuant to such provisions, the determination of net asset value of the Fund is suspended for any particular business day, then for the purposes of this paragraph, the value of the net assets of the Fund as last determined shall be deemed to be the value of the net assets as of the close of the business day, or as of such other time as the value of the Fund’s net assets may lawfully be determined, on that day. If the determination of the net asset value of the Fund has been suspended for a period including such month, your compensation payable at the end of such month shall be computed on the basis of the value of the net assets of the Fund as last determined (whether during or prior to such month).

5.	EXECUTION OF PURCHASE AND SALE ORDERS

In connection with purchases or sales of portfolio securities for the account of the Fund, it is understood that you will arrange for the placing of all orders for the purchase and sale of portfolio securities for the account with brokers or dealers selected by you (or as delegated by you to any sub-adviser), subject to review of this selection by the Board of Trustees from time to time. You will be responsible for the negotiation and the allocation of principal business and portfolio brokerage. In the selection of such brokers or dealers and the placing of such orders, you are directed at all times to seek for the Fund the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

You should generally seek favorable prices and commission rates that are reasonable in relation to the benefits received. In seeking best qualitative execution, you are authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which you exercise investment discretion. You are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing the Fund portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if you determine in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer. The determination may be viewed in terms of either a particular transaction or your overall responsibilities with respect to the Fund and to accounts over which you exercise investment discretion. The Fund and you understand and acknowledge that, although the information may be useful to the Fund and you, it is not possible to place a dollar value on such information. The Board of Trustees shall periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund.

A broker’s or dealer’s sale or promotion of Fund shares shall not be a factor considered by your personnel responsible for selecting brokers to effect securities transactions on behalf of the Fund. You and your personnel shall not enter into any written or oral agreement or arrangement to compensate a broker or dealer for any promotion or sale of Fund shares by directing to such broker or dealer (i) the Fund’s portfolio securities transactions or (ii) any remuneration, including but not limited to, any commission, mark-up, mark down or other fee received or to be received from the Fund’s portfolio transactions through such broker or dealer. However, you may place Fund portfolio transactions with brokers or dealers that sell or promote shares of the Fund provided the Board of Trustees has adopted policies and procedures under Rule 12b-l(h) under the Act and such transactions are conducted in compliance with those policies and procedures.

Subject to the provisions of the Act, and other applicable law, you, any of your affiliates or any affiliates of your affiliates may retain compensation in connection with effecting the Fund’s portfolio transactions, including transactions effected through others. If any occasion should arise in which you give any advice to your clients concerning the shares of the Fund, you will act solely as investment counsel for such client and not in any way on behalf of the Fund.

6.	PROXY VOTING

You (or as delegated by you to a sub-adviser) will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Fund may be invested from time to time. Such proxies will be voted in a manner that you (or the applicable sub-adviser) deem, in good faith, to be in the best interest of the Fund and in accordance with your (or the applicable sub-adviser’s) proxy voting policy. You agree to provide a copy of your proxy voting policy, and any amendments thereto, to the Trust prior to the execution of this Agreement

7.	CODE OF ETHICS

You have adopted a written code of ethics complying with the requirements of Rule 17j-l under the Act and will provide the Trust with a copy of the code and evidence of its adoption. Within 45 days of the last calendar quarter of each year while this Agreement is in effect, you will provide to the Board of Trustees of the Trust a written report that describes any issues arising under the code of ethics since the last report to the Board of Trustees, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that you have adopted procedures reasonably necessary to prevent access persons (as that term is defined in Rule 17j-l) from violating the code.

8.	SERVICES NOT EXCLUSIVE

Your services to the Fund pursuant to this Agreement are not to be deemed to be exclusive, and it is understood that you may render investment advice, management and other services to others, including other registered investment companies, provided, however, that such other services and activities do not, during the term of this Agreement, interfere in a material manner, with your ability to meet all of your obligations with respect to rendering services to the Fund.

9.	LIMITATION OF LIABILITY OF MANAGER

You may rely on information reasonably believed by you to be accurate and reliable. Except as may otherwise be required by the Act or the rules thereunder, neither you nor your directors, officers, employees, shareholders, members, agents, control persons or affiliates of any thereof shall be subject to any liability for, or any damages, expenses or losses incurred by the Trust in connection with, any error of judgment, mistake of law, any act or omission connected with or arising out of any services rendered under, or payments made pursuant to, this Agreement or any other matter to which this Agreement relates, except by reason of willful misfeasance, bad faith or gross negligence on the part of any such persons in the performance of your duties under this Agreement, or by reason of reckless disregard by any of such persons of your obligations and duties under this Agreement.

Any person, even though also a director, officer, employee, shareholder, member or agent of you, who may be or become a trustee, officer, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with your duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, officer, employee, shareholder, member, or agent of you, or one under your control or direction, even though paid by you.

10.	DURATION AND TERMINATION OF THIS AGREEMENT

The term of this Agreement shall begin on the date that the Fund commences investment operations, and shall continue in effect with respect to the Fund for a period of two years. This Agreement shall continue in effect from year to year thereafter, subject to termination as hereinafter provided, if such continuance is approved at least annually by (a) a majority of the outstanding voting securities of such Fund or by vote of the Trust’s Board of Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of a majority of the Trustees of the Trust who are not parties to this Agreement or “interested persons” of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval.

This Agreement may, on sixty (60) days written notice, be terminated with respect to the Fund, at any time without the payment of any penalty, by the Board of Trustees, by a vote of a majority of the outstanding voting securities of the Fund, or by you. This Agreement shall automatically terminate in the event of its assignment.

11.	AMENDMENT OF THIS AGREEMENT

No provision of this Agreement may be changed, waived, discharged or terminated orally, and no amendment of this Agreement shall be effective until approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (if required under interpretations of the Act by the Securities and Exchange Commission or its staff) by vote of the holders of a majority of the outstanding voting securities of the Fund to which the amendment relates.

12.	LIMITATION OF LIABILITY TO TRUST PROPERTY

The term “Griffin Institutional Access Credit Fund” means and refers to the Trustees from time to time serving under the Trust’s Agreement and Declaration of Trust as the same may subsequently thereto have been, or subsequently hereto be, amended. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of Trustees, officers, employees, agents or nominees of the Trust, or any shareholders of any share of the Trust, personally, but bind only the trust property of the Trust (and only the property of the Fund), as provided in the Agreement and Declaration of Trust. The execution and delivery of this Agreement have been authorized by the Trustees and shareholders of the Fund and signed by officers of the Trust, acting as such, and neither such authorization by such Trustees and shareholders nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust (and only the property of the Fund) as provided in its Agreement and Declaration of Trust.

13.	SEVERABILITY

In the event any provision of this Agreement is determined to be void or unenforceable, such determination shall not affect the remainder of this Agreement, which shall continue to be in force.

14.	BOOKS AND RECORDS

In compliance with the requirements of Rule 3la-3 under the Act, you agree that all record which you maintain for the Trust are the property of the Trust and you agree to surrender promptly to the Trust such records upon the Trust’s request. You further agree to preserve for the periods prescribed by Rule 3la-2 under the Act all records which you maintain for the Trust that are required to be maintained by Rule 31a-1 under the Act.

15.	QUESTIONS OF INTERPRETATION
(a)	This Agreement shall be governed by the laws of the State of California.

(b) For the purpose of this Agreement, the terms “assignment,” “majority of the outstanding voting securities,” “control” and “interested person” shall have their respective meanings as defined in the Act and rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the Act; and the term “brokerage and research services” shall have the meaning given in the Securities Exchange Act of 1934.

(c) Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by the Securities and Exchange Commission or its staff. In addition, where the effect of a requirement of the Act, reflected in any provision of this Agreement, is revised by rule, regulation, order or interpretation of the Securities and Exchange Commission or its staff, such provision shall be deemed to incorporate the effect of such rule, regulation, order or interpretation.

16.	NOTICES

Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust is Griffin Capital Plaza, [1520 E. Grand Avenue, El Segundo, CA 90245].

17.	CONFIDENTIALITY

You agree to treat all records and other information relating to the Trust and the securities holdings of the Fund as confidential and shall not disclose any such records or information to any other person unless (i) the Board of Trustees of the Trust has approved the disclosure or (ii) such disclosure is compelled by law. In addition, you, and your officers, directors and employees are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings. You agree that, consistent with your Code of Ethics, neither you nor your officers, directors or employees may engage in personal securities transactions based on nonpublic information about the Fund’s portfolio holdings.

18.	COUNTERPARTS

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

19.	BINDING EFFECT

Each of the undersigned expressly warrants and represents that he has the full power and authority to sign this Agreement on behalf of the party indicated, and that his signature will operate to bind the party indicated to the foregoing terms.

20.	CAPTIONS

The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

If you are in agreement with the foregoing, please sign the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Trust, whereupon this letter shall become a binding contract upon the date thereof.

Yours very truly,

GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND

By: /s/ [	]
Name: [	]
Title: [	]
Date: [	]

ACCEPTANCE:

The foregoing Agreement is hereby accepted.

GRIFFIN CAPITAL CREDITADVISOR, LLC
By: /s/ [ ]
Name: [ ]
Title: [ ]
Date: [ ]

ATTACHMENT B

FORM OF INVESTMENT SUB-ADVISORY AGREEMENT

This Investment Sub-Advisory Agreement (the “Agreement”) is entered into as of _______________, 2022 by and between GRIFFIN INSTITUTIONAL ACCESS CREDIT FUND, a statutory trust organized and existing under the laws of the State of Delaware (the “Fund”), GRIFFIN CAPITAL CREDIT ADVISOR, LLC (the “Adviser”), a limited liability company organized and existing under the laws of the State of Delaware, and APOLLO CREDIT MANAGEMENT, LLC, a limited liability company organized and existing under the laws of the State of Delaware (the “Sub-Adviser”).

WHEREAS, each of the Adviser and the Sub-Adviser is engaged in rendering management and investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, the Adviser acts as the investment adviser to the Fund; and

WHEREAS, the Fund is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), that operates as an interval fund pursuant to Rule 23c-3 under the 1940 Act; and

WHEREAS, the Board of Trustees of the Fund (the “Board”), has approved this Agreement in accordance with the requirements of the 1940 Act; and

WHEREAS, the Adviser desires to retain the Sub-Adviser to assist the Adviser in rendering certain management and investment advisory services to the Fund on the terms and conditions described herein; and

WHEREAS, the Sub-Adviser is willing to provide management and investment advisory services to the Fund on the terms and conditions described herein;

NOW, THEREFORE, in consideration of the mutual covenants and agreements set out in this Agreement, the Fund, the Adviser and the Sub-Adviser agree as follows:

1.	Investment Description; Appointment

(a)       Investment Description. The Fund will invest and reinvest its assets in accordance with the investment objective(s), policies and limitations specified in the prospectus, as amended from time to time (the “Prospectus”), filed with the Securities and Exchange Commission (the “SEC”) as part of the Fund’s Registration Statement on Form N 2, as it may be periodically amended or supplemented.

(b)       Appointment of Adviser. The Adviser hereby appoints the Sub-Adviser to furnish, or arrange for its affiliates or sub-subadvisers to furnish, the management and investment advisory services described below, subject to the policies of, review by and overall control of the Adviser and the Board, for the period and on the terms and conditions set forth in this Agreement. The Sub-Adviser hereby accepts such appointments and agrees during such period, at its own expense (unless otherwise provided herein), to render, or arrange for the rendering of, such services and to assume the obligations herein for the compensation provided for herein. The Sub-Adviser and its affiliates for all purposes herein shall be deemed to be independent contractors and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Fund in any way or otherwise be deemed agents of the Fund.

2. Duties of the Sub-Adviser

(a)       Management Services. The Sub-Adviser shall perform, or arrange for its affiliates to perform, the management services necessary for the operation of the Fund, including providing the Fund necessary personnel and such other services as the Sub-Adviser, subject to review by the Adviser and the Board, from time to time shall determine to be necessary or useful to perform its obligations under this Agreement. The Sub-Adviser, also on behalf of the Fund, shall conduct relations with custodians, depositories, transfer agents, pricing agents, dividend disbursing agents, other shareholder servicing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and such other persons in any such other capacity deemed to be necessary or desirable.

(b)       Investment Advisory Services. Subject to the supervision, direction and approval of the Adviser and the Board, the Sub-Adviser will conduct a continual program of investment, evaluation, sale, and reinvestment of the Fund’s assets. Subject to paragraph (c) below, the Sub-Adviser is authorized, in its sole discretion, to: (i) obtain and evaluate pertinent economic, financial, and other information affecting the economy generally and certain investment assets as such information relates to securities or other financial instruments that are purchased for or considered for purchase by the Fund; (ii) make investment decisions for the Fund (including the exercise or disposition of rights accompanying portfolio securities (such as tender offers or exchanges) and other attendant rights thereto); (iii) place purchase and sale orders for portfolio transactions on behalf of the Fund and manage otherwise uninvested cash assets of the Fund; (iv) arrange for the pricing of Fund securities; (v) execute account documentation, agreements, contracts and other documents as may be requested by brokers, dealers, counterparties and other persons in connection with the Sub-Adviser’s management of the assets of the Fund (in such respect, the Sub-Adviser will act as the Fund’s agent and attorney in fact); (vi) employ professional portfolio managers and securities analysts who provide research services to the Fund; (vii) engage certain third party professionals, consultants, experts or specialists in connection with the Sub-Adviser’s management of the assets of the Fund (in such respect, the Sub-Adviser will act as the Fund’s agent and attorney in fact); and (viii) make decisions with respect to the use by the Fund of borrowing for leverage or other investment purposes. The Sub-Adviser will in general take such action as is appropriate to effectively manage the Fund’s investment practices. In addition:

(i)       The Sub-Adviser will maintain and preserve the records specified in Section 15 of this Agreement and any other records related to the Fund’s transactions as are required under any applicable state or federal securities law or regulation, including: the 1940 Act, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Advisers Act.

(ii)       The Sub-Adviser will comply with procedures of the Fund (“Fund Procedures”) provided to the Sub-Adviser by the Fund. The Sub-Adviser will notify the Fund as soon as reasonably practicable upon detection of any material breach of such Fund Procedures, including detection of any “material compliance matters” as defined in Rule 38a-1 under the 1940 Act.

(iii)      The Sub-Adviser will maintain a written code of ethics (the “Code of Ethics”) that complies with Rule 17j-1 under the 1940 Act, a copy of which will be provided to the Fund, and will adhere to such Code of Ethics in performing its services under this Agreement.

(iv)      The Sub-Adviser, as directed by the Adviser and the Board, will manage the investment and reinvestment of the assets of the Fund in a manner consistent with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, subject to the best interests of the Fund. In addition, the Sub-Adviser will manage the Fund’s assets in material compliance with the Fund’s investment objectives and policies as stated in the Prospectus.

(c)       Sub-Subadvisers. In carrying out its responsibilities hereunder, the Sub-Adviser may employ, retain or otherwise avail itself of the services of other persons or entities including without limitation, affiliates of the Sub-Adviser, on such terms as the Sub-Adviser shall determine to be necessary, desirable or appropriate. However, if the Sub-Adviser chooses to retain or avail itself of the services of another person or entity to provide investment advice with respect to assets of the Fund, such other person or entity must be (i) registered as an investment adviser under the Advisers Act, (ii) retained at the Sub-Adviser’s own cost and expense and (iii) retained subject to the requirements of Section 15 of the 1940 Act.

3. Information and Reports

(a)       The Sub-Adviser will keep the Fund informed of developments relating to its duties as investment adviser of which the Sub-Adviser has, or should have, knowledge that would materially affect the Fund. In this regard, the Sub-Adviser will provide the Fund and its officers with such periodic reports concerning the obligations the Sub-Adviser has assumed under this Agreement as the Fund may from time to time reasonably request.

(b)       The Sub-Adviser also will provide the Fund with any information reasonably requested regarding its management of the Fund required for any shareholder report, registration statement, prospectus, or prospectus supplement to be filed by the Fund with the SEC. The Sub-Adviser will promptly inform the Fund if any information in the Prospectus or Statement of Additional Information, as amended from time to time (“SAI”), is (or will become) inaccurate or incomplete.

4. Standard of Care

The Sub-Adviser will exercise its reasonable judgment and will act in good faith and use reasonable care and in a manner consistent with applicable federal and state laws and regulations in rendering the services it agrees to provide under this Agreement. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this Section 4, the term “Sub-Adviser” shall include any affiliates of the Sub-Adviser performing services for the Fund contemplated hereby, and directors, officers and employees of the Sub-Adviser and of such affiliates. The Sub-Adviser assumes no responsibility under this Agreement other than to render the services called for hereunder. In no event shall the Sub-Adviser be liable for any special, consequential or punitive damages.

5. Sub-Adviser’s Duties Regarding Fund Transactions

(a)       Placement of Orders. The Sub-Adviser will take all actions that it considers necessary to implement the investment policies of the Fund, and, in particular, to place all orders for the purchase or sale of securities or other investments for the Fund with brokers or dealers the Sub-Adviser, in its sole discretion, selects. To that end, the Sub-Adviser is authorized as the Fund’s agent to give instructions to the Fund’s custodian as to deliveries of securities or other investments and payments of cash for the Fund’s account. In connection with the selection of brokers or dealers and the placement of purchase and sale orders, the Sub-Adviser is subject to the supervision of the Adviser and the Board and is directed at all times to seek to obtain best execution and price within the policy guidelines determined by the Board and set out in the Fund’s current Prospectus, subject to provisions (b) and (c) of this Section 5.

(b)       Selection of Brokers and Dealers. In the selection of brokers and dealers to execute portfolio transactions, the Sub-Adviser is authorized to consider not only the available prices and rates of brokerage commissions, but also other relevant factors, which may include, without limitation: the execution capabilities of the brokers and dealers; the research and other services provided by the brokers and dealers that the Sub-Adviser believes will enhance its general portfolio management capabilities; the size of the transaction; the difficulty of execution; the operational facilities of these brokers and dealers; the risk to a broker or dealer of positioning a block of securities; and the overall quality of brokerage and research services provided by the brokers and dealers. In connection with the foregoing, the Sub-Adviser is specifically authorized to pay those brokers and dealers who provide brokerage and research services to the Sub-Adviser a higher commission than that charged by other brokers and dealers if the Sub-Adviser determines in good faith that the amount of the commission is reasonable in relation to the value of the services in terms of either the particular transaction or in terms of the Sub-Adviser’s overall responsibilities with respect to the Fund and to any other client accounts or portfolios that the Sub-Adviser advises. The execution of such transactions will not be considered to represent an unlawful breach of any duty created by this Agreement or otherwise. To the extent permitted by applicable law, the Sub-Adviser may select affiliated brokers and dealers to execute portfolio transactions.

(c)       Aggregated Transactions. On occasions when the Sub-Adviser deems the purchase or sale of a security or other financial instrument to be in the best interest of the Fund, as well as other clients, the Sub-Adviser is authorized, but not required, to aggregate purchase and sale orders for securities or other financial instruments held (or to be held) by the Fund with similar orders being made on the same day for other client accounts or portfolios that the Sub-Adviser manages. When an order is so aggregated, the Sub-Adviser may allocate the recommendations or transactions among all accounts and portfolios for whom the recommendation is made or transaction is effected on a basis that the Sub-Adviser reasonably considers equitable and consistent with its fiduciary obligations to the Fund and its other clients. The Sub-Adviser and the Fund recognize that in some cases this procedure may adversely affect the size of the position obtainable for the Fund.

6. Compensation

For the services rendered and the expenses assumed by the Sub-Adviser, the Adviser shall pay to the Sub-Adviser a monthly sub-advisory fee with respect to the Fund as set forth on Schedule A hereto, as such Schedule may be amended from time to time. The fee for the period from the Effective Date (defined below) of the Agreement to the end of the month during which the Effective Date occurs will be prorated according to the proportion that such period bears to the full monthly period. Upon any termination of this Agreement before the end of a month, the fee for such part of that month will be prorated according to the proportion that such period bears to the full monthly period and will be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Sub-Adviser, the value of the Fund’s assets will be computed at the times and in the manner specified in the Prospectus, and on days on which the value of Fund assets are not so determined, the asset value computation to be used will be as determined on the immediately preceding day on which the assets were determined.

7. Expenses

(a)       The Sub-Adviser. All investment professionals of the Sub-Adviser and its staff, when and to the extent engaged in providing investment advisory and management services hereunder, and the compensation and routine overhead expenses of such personnel allocable to such services, will be provided and paid for by the Sub-Adviser and not by the Fund or the Adviser.

(b)       The Fund. The Fund will bear all other expenses to be incurred in its operation (including to the extent such operations are performed by the Sub-Adviser or its affiliates), including, but not limited to, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments (including, without limitation, security settlement costs); (iii) calculating the Fund’s net asset value (including the cost and expenses of any independent valuation firm, or agent or service provider of the Fund (including, without limitation, Fund administrators, custodians and pricing services)); (iv) interest payable on debt and dividends and distributions on preferred stock, as applicable, if any, incurred to finance the Fund’s investments; (v) custodian, registrar and transfer agent fees and fee and expenses of other service providers; (vi) all costs of registration and, if applicable, listing the Fund’s shares on any securities exchange; (vii) direct costs and expenses of administration, including printing, mailing, long distance telephone, copying, secretarial and other staff, independent auditors and outside legal costs; fees and expenses of the Fund’s directors who are not “interested persons” of the Fund; (viii) the cost of office facilities, equipment and certain systems (including, but not limited to application licensing, development and maintenance, data licensing and reporting); (ix) the cost incurred to implement and monitor ISDA, Prime Brokerage and other agreements governing the Fund’s financing or borrowing facilities; (x) legal and audit expenses; (xi) fees and expenses related to the registration and qualification of the Fund and the Fund’s shares for distribution under state and federal securities laws; (xii) expenses of printing and mailing prospectuses, reports and notices and proxy material to shareholders of the Fund; (xiii) all other expenses incidental to holding meetings of the Fund’s shareholders, including proxy solicitations therefor; (xiv) insurance premiums for fidelity bond and other insurance coverage; (xv) investment management fees; (xvi) expenses of typesetting for printing prospectuses and statements of additional information and supplements to these documents; (xvii) expenses of printing and mailing prospectuses and supplements thereto; (xviii) expenses related to the engagement of any third-party professionals, consultants, experts or specialists hired to perform work in respect of the Fund; (xix) all other expenses incurred by the Fund in connection with administering the Fund’s business, including the Fund’s allocable portion of the cost of the Fund’s chief compliance officer, chief financial officer, chief legal officer and any other officers of the Fund, investor relations personnel, and their respective staffs; and (xx) such non recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Fund is a party and legal obligations that the Fund may have to indemnify the Fund’s directors, officers and/or employees or agents with respect to these actions, suits or proceedings. It also is understood that if the Sub-Adviser or any of its affiliates provide accounting services to the Fund, the Fund will reimburse the Adviser and the Adviser will reimburse the Sub-Adviser and its affiliates for their costs in providing such accounting services to the Fund using a methodology for determining costs approved by the Board.

8. Services to Other Companies or Accounts

The Fund and the Adviser understands that the Sub-Adviser and its affiliates now act, will continue to act and may act in the future as investment manager or adviser to fiduciary and other managed accounts, and as an investment manager or adviser to other investment companies that have the same, similar or different investment objectives and strategies as the Fund, including any offshore entities or private accounts. The Fund and the Adviser understands that the persons employed by the Sub-Adviser to assist in the performance of the Sub-Adviser’s duties under this Agreement may not devote their full time to such service, and that nothing contained in this Agreement will be deemed to limit or restrict the right of the Sub-Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature. This Agreement will not in any way limit or restrict the Sub-Adviser or any of its directors, officers, employees, or agents from buying, selling or trading any securities or other investment instruments for its or their own account or for the account of others for whom it or they may be acting, provided that such activities will not adversely affect or otherwise impair the performance by the Sub-Adviser of its duties and obligations under this Agreement. It is understood that directors, officers, employees and stockholders of the Fund or the Adviser are or may become interested in the Sub-Adviser and its affiliates, as directors, officers, employees, partners, stockholders, members, managers or otherwise, and that the Sub-Adviser and directors, officers, employees, partners, stockholders, members and managers of the Sub-Adviser and its affiliates are or may become similarly interested in the Fund as shareholders or otherwise. If any person who is a manager, partner, officer or employee of the Sub-Adviser is or becomes a director, officer and/or employee of the Fund and acts as such in any business of the Fund, then such manager, partner, officer and/or employee of the Sub-Adviser shall be deemed to be acting in such capacity solely for the Fund, and not as a manager, partner, officer or employee of the Sub-Adviser or under the control or direction of the Sub-Adviser, even if paid by the Sub-Adviser or its affiliates.

9. Custody

Nothing in this Agreement will require the Sub-Adviser to take or receive physical possession of cash, securities, or other investments of the Fund.

10. Term of Agreement; Termination of Agreement; Amendment of Agreement

(a)       Term. This Agreement will become effective [____________________] (the “Effective Date”), and, unless terminated in accordance with its terms, will continue for an initial two year term and thereafter so long as such continuance is specifically approved at least annually as required by the 1940 Act.

(b)       Termination. This Agreement may be terminated, without penalty, (i) by the Adviser, the Board or by vote of holders of a majority of the outstanding voting securities of the Fund upon sixty (60) days’ written notice to the Sub-Adviser, and (ii) by the Sub-Adviser upon sixty (60) days’ written notice to the Adviser and the Fund. This Agreement also will terminate automatically in the event of its “assignment” (as such term is defined for purposes of Section 15(a)(4) of the 1940 Act).

(c)       Amendment. This Agreement may be amended by the parties only if the amendment is specifically approved by: (i) a majority of those trustees of the Fund who are not parties to this Agreement or “interested persons” of any party in accordance with the requirements of the 1940 Act and any applicable exemptive relief; and (ii) if required by applicable law, the vote of a majority of the outstanding voting securities of the Fund.

11. Representations and Covenants of the Fund

The Fund represents and covenants to the Adviser and the Sub-Adviser as follows:

(a)       The Fund is duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as the business is now being conducted.

(b)       The execution, delivery and performance by the Fund of this Agreement are within the Fund’s powers and have been duly authorized by all necessary actions of the Board and the Fund’s shareholders, and the execution, delivery and performance of this Agreement by the parties to this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Fund’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instruments binding upon the Fund.

(c)       The Fund is registered as a closed-end management investment company under the 1940 Act and the Fund’s shares are registered under the Securities Act of 1933, as amended, and under any applicable state securities laws.

12. Representations and Covenants of the Adviser

The Adviser represents and covenants to the Fund and the Sub-Adviser that as of the commencement of operations of the Fund:

(a)       It is duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as this business is now being conducted.

(b)       The execution, delivery and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized by all necessary action, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance of this Agreement by the parties to this Agreement, and the execution, delivery and performance of this Agreement by the parties to this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instruments binding upon the Adviser.

(c)       It is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement.

(d)       It is registered with the SEC as an investment adviser under the Advisers Act.

13. Representations and Covenants of the Sub-Adviser

The Sub-Adviser represents and covenants to the Fund and the Adviser that as of the commencement of operations of the Fund:

(a)       It is duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as this business is now being conducted.

(b)       The execution, delivery and performance by the Sub-Adviser of this Agreement are within the Sub-Adviser’s powers and have been duly authorized by all necessary action, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Sub-Adviser for the execution, delivery and performance of this Agreement by the parties to this Agreement, and the execution, delivery and performance of this Agreement by the parties to this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Sub-Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instruments binding upon the Sub-Adviser.

(c)       It is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement.

(d)       It is registered with the SEC as an investment adviser under the Advisers Act.

14. Indemnification

Indemnification of Sub-Adviser. The Fund and the Adviser shall indemnify, defend and protect the Sub-Adviser (and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with the Sub-Adviser (collectively, the “Indemnified Parties”)) and hold them harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Fund or its security holders) arising out of or otherwise based upon the performance of any of the Sub-Adviser’s duties or obligations under this Agreement or otherwise as an investment adviser of the Fund. Notwithstanding anything contained herein to the contrary, nothing in this Agreement shall protect or be deemed to protect the Indemnified Parties against or entitle or be deemed to entitle the Indemnified Parties to indemnification in respect of, any liability to the Fund or its security holders to which the Indemnified Parties would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Sub-Adviser’s duties or by reason of the reckless disregard of the Sub-Adviser’s duties and obligations under this Agreement (as the same shall be determined in accordance with the 1940 Act and any interpretations or guidance by the SEC or its staff thereunder).

15. Records

(a)       Maintenance of Records. The Sub-Adviser hereby undertakes and agrees to maintain for the Fund, in the form and for the period required by Rule 31a-2 under the 1940 Act, all records relating to the Fund’s investments that are required to be maintained by the Fund pursuant to the 1940 Act with respect to the Sub-Adviser’s responsibilities under this Agreement (the “Fund’s Books and Records”).

(b)       Ownership of Records. The Sub-Adviser agrees that the Fund’s Books and Records are the Fund’s property and further agrees to surrender them promptly to the Fund upon the request of the Fund; provided, however, that the Sub-Adviser may retain copies of the Fund’s Books and Records at its own cost. The Fund’s Books and Records will be made available, within two (2) business days of a written request, to the Fund’s accountants or auditors during regular business hours at the Sub-Adviser’s offices. The Fund or its authorized representatives will have the right to copy any records in the Sub-Adviser’s possession that pertain to the Fund. These books, records, information, or reports will be made available to properly authorized government representatives consistent with state and federal law and/or regulations. In the event of the termination of this Agreement, the Fund’s Books and Records will be returned to the Fund.

16. Governing Law

This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without reference to the conflict of law principles thereof, and the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of New York, or any of the provisions in this Agreement, conflict with the applicable provisions of the 1940 Act, the latter shall control.

17. Severability

If any provision of this Agreement is held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby.

18. Definitions

The terms “assignment,” “affiliated person,” “interested person,” and “majority of the outstanding voting securities,” when used in this Agreement, will have the respective meanings specified in Section 2(a) of the 1940 Act.

19. Counterparts

This Agreement may be executed in one or more counterparts, each of which will be deemed an original, and all of such counterparts together will constitute one and the same instrument.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties to this Agreement have executed and delivered this Agreement as of the date first above written.

GRIFFIN INSTITUTIONAL ACCESS CREDIT FUND

By:
Name:
Title:

GRIFFIN CAPITAL CREDIT ADVISOR, LLC

By:
Name:
Title:

APOLLO CREDIT MANAGEMENT, LLC

By:
Name:
Title:

Schedule a

Listing of Fund(s)

Name of Fund	Investment Strategy or Asset Class	Annual Sub-Advisory Fee Rate as a Percentage of Average Daily Net Assets
Griffin Institutional Access Credit Fund	Corporate issued credit and income producing securities	$0 to $250M 0.75% $250M to $500M 0.65% $500M to $1 Billion 0.60% Over $1 Billion 0.55%

SCAN TO VIEW MATERIALS & VOTE

GRIFFIN INSTITUTIONAL ACCESS CREDIT FUND C/O DST SYSTEMS, INC. 430 W. 7TH STREET KANSAS CITY, MO 64105

To vote by Internet

1)   Read the Proxy Statement and have the proxy card below at hand.

2)   Go to website www.proxyvote.com or scan the QR Barcode above

3)   Follow the instructions provided on the website.

4)   To attend and vote at the meeting, please register by going to Virtual Shareholder Meeting at https://viewproxy.com/TBD

To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions.
To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D66544-TBD	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

GRIFFIN INSTITUTIONAL ACCESS CREDIT FUND

The Board of Trustees recommends you vote FOR the following proposals:			For	Against	Abstain

1.	To approve a new Management Agreement between the Fund and Griffin Capital Credit Advisor, LLC.		☐	☐	☐

2.	To approve a new Investment Sub-Advisory Agreement for the Fund between Griffin Capital Credit Advisor, LLC and Apollo Credit Management, LLC.		☐	☐	☐

3.	To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement is available at www.proxyvote.com.

D66545-TBD

GRIFFIN INSTITUTIONAL ACCESS CREDIT FUND Special Meeting of Shareholders April 20, 2022 10:00 AM Pacific Time This proxy is solicited by the Board of Trustees

The undersigned shareholder(s) of Griffin Institutional Access Credit Fund hereby appoint(s) Ryan Del Giudice as a proxy for the undersigned, with full power of substitution, to attend the Special Meeting of Shareholders of Griffin Institutional Access Credit Fund to be held on April 20, 2022 at 10:00 a.m., Pacific Time, virtually via live webcast at https://viewproxy.com/TBD, and any and all adjournments and postponements thereof, to cast, on behalf of the undersigned, all votes that the undersigned is entitled to cast, and otherwise to represent the undersigned, at such meeting and all adjournments and postponements thereof, with all power possessed by the undersigned as if personally present and to vote in their discretion on such other matters as may properly come before the Meeting. The undersigned hereby acknowledge(s) receipt of the Notice of Special Meeting of Shareholders and of the accompanying proxy statement, which is hereby incorporated by reference, and revokes any proxy heretofore given with respect to such Meeting.

This proxy is solicited on behalf of the Griffin Institutional Access Credit Fund’s Board of Trustees. In their discretion, the proxy is authorized to vote upon such other business as may properly come before the Special Meeting, including matters incident to its conduct.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the recommendations of the Board of the Trustees.

Continued and to be signed on reverse side